EXHIBIT 10.1






               DATED                             15th June, 2007
               -------------------------------------------------









                 (1) BIOTECHNOLOGY RESEARCH CORPORATION LIMITED


                              (2) GERON CORPORATION













                    -----------------------------------------

                             RESTRUCTURING AGREEMENT

                    -----------------------------------------



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                                    CONTENTS
                                    --------



1.       Definitions and Interpretation........................................1

2.       Restructuring of Share Capital........................................4

3.       Sale and Purchase of Sale Shares......................................7

4.       Closing...............................................................7

5.       Warranties............................................................9

6.       Restrictions on Announcements........................................10

7.       Costs................................................................10

8.       Stamp Duty...........................................................10

9.       Further Assurance....................................................11

10.      Assignment...........................................................11

11.      Entire Agreement.....................................................11

12.      Variation............................................................12

13.      Notices..............................................................12

14.      Waiver...............................................................12

15.      Severability.........................................................12

16.      Counterparts.........................................................12

17.      Survival of Provisions...............................................12

18.      Governing Law and Dispute Resolution.................................13

Schedule 1 Undertaking of BRC.................................................14

Schedule 2 First Written Resolutions of Shareholders..........................15

Schedule 3 New Articles of Association........................................17

Schedule 4 Written Resolution of Directors....................................55

Schedule 5 Second Written Resolution of Shareholders..........................57

Schedule 6 Form of Resignation of Director....................................58

Schedule 7 Second Written Resolution of Directors.............................59

Schedule 8 Amended and Restated Joint Venture Agreement.......................61

Schedule 9 Amended BRC Services Agreement.....................................62


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THIS AGREEMENT is made on the 15th day of June 2007

BETWEEN:

(1) BIOTECHNOLOGY RESEARCH CORPORATION LIMITED, a company incorporated under the laws of Hong Kong whose registered office is at The Hong Kong University of Science and Technology, Clear Water Bay, Kowloon, Hong Kong ("BRC").

(2) GERON CORPORATION, a company incorporated under the laws of the state of Delaware whose registered office is at 230 Constitution Drive, Menlo Park, California 94025, United States of America ("Geron").

RECITALS:

(A) TA Therapeutics Limited (the "Company") is a company incorporated under the Companies Ordinance with registered number 953612 whose registered office is at 14th Floor, Hutchison House, 10 Chater Road, Central Hong Kong.

(B) Immediately upon the signing of this Agreement the Company has an authorised share capital of US$36,000 divided into * class A shares and
         * class B shares, all of US$1.00 each and an issued share capital of US$24,000 divided into * class A Shares and * class B shares all of US$1.00 each.

(C) The Parties have agreed to restructure the share capital of the Company and BRC has agreed to sell and Geron has agreed to purchase the Sale Shares all on the terms set out in this Agreement.

(D) Each of the Parties enters into this Agreement in consideration of the other Party entering into this Agreement and accepting the terms, undertakings and covenants contained herein.

TERMS AGREED:

1.       Definitions and Interpretation
         ------------------------------

1.1 In this Agreement and the Recitals, where the context so admits, the following words and expressions shall have the following meanings:

         "Amended and Restated
         Joint Venture Agreement"          means the amended and restated joint
                                           venture agreement to be entered into
                                           between BRC, Geron and the Company on
                                           Closing in the form of Schedule 8;


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         "Amended BRC
         Services Agreement"               means the amended services agreement
                                           to be entered into between the
                                           Company and BRC on Closing in the
                                           form of Schedule 9;

         "A Share"                         means a class A share of US$1 par
                                           value in the share capital of the
                                           Company having the rights and
                                           benefits and being subject to the
                                           restrictions set out in the Existing
                                           Articles of Association;

         "Associated Company"              means, in relation to any company,
                                           any subsidiary or holding company of
                                           that company or any other subsidiary
                                           of such holding company (and for this
                                           purpose, HKUST shall be deemed to be
                                           a holding company of BRC until such
                                           time as BRC ceases to be a subsidiary
                                           of HKUST);

         "Board"                           means the Company's board of
                                           Directors;

         "BRC Services Agreement"          means the  services  agreement  dated
                                           21 March 2005 entered into between
                                           the Company and BRC;

         "B Share"                         means a class B Share of US$1 par
                                           value in the share capital
                                           of the Company having the rights and
                                           benefits and being subject to the
                                           restrictions set out in the Existing
                                           Articles of Association;

         "Closing"                         means completion of the restructuring
                                           of share capital, the sale and
                                           purchase of the Sale Shares and all
                                           the other matters referred to in
                                           Clause 4;

         "Companies Ordinance"             means the Companies Ordinance
                                           (Chapter 32 of the Laws of
                                           Hong Kong);

         "company"                         means   any   company   or  body
                                           corporate   wherever incorporated;

         "Director"                        means any director of the Company
                                           from time to time;

         "Encumbrance"                     means  and  includes  any  interest
                                           or  equity  of  any  person
                                           (including  any  right  to  acquire,
                                           option  or  right  of  pre-emption),
                                           voting arrangement,   mortgage,
                                           charge,   pledge,   bill  of   sale,
                                           lien,   deposit, hypothecation,
                                           assignment  or  any  other
                                           encumbrance,   priority  or  security
                                           interest  or  arrangement  or
                                           interest  under any  contract or
                                           trust or any other interest  of any


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                                          third party of whatsoever nature over
                                          or in the relevant property;

         "Existing Articles
         of Association"                  means the articles of association of
                                          the Company as in effect immediately
                                          before Closing;

         "Geron's Solicitors"             means  Cheng  Wong Lam &  Partners,
                                          50th  Floor,  Bank of China Tower,
                                          Garden Road, Central, Hong Kong;

         "HKUST"                          means  The  Hong  Kong University of
                                          Science and Technology;

         "holding company"                has the meaning  attributed  to it in
                                          section 2 of the Companies Ordinance;

         "Hong Kong"                      means the Hong Kong  Special
                                          Administrative  Region of the People's
                                          Republic of China;

         "New Articles of Association"    means the new articles of  association
                                          of the Company to be adopted at
                                          Closing in the form of Schedule 3;

         "Party"                          means a party to this Agreement;

         "Sale Shares"                    means * fully paid up unclassified
                                          ordinary shares of US$1.00 each in
                                          the capital of the Company to be sold
                                          by BRC to Geron under this Agreement
                                          resulting from the re-designation of
                                          Shares to occur on Closing as set out
                                          in Clauses 2.2 and 4.4, but
                                          immediately prior to their sale and
                                          purchase pursuant to Clauses 3 and
                                          4.6;

         "Share" means any share (of whatever class or denomination) in the share capital from time to time of the Company;

         "subsidiary"                     has the  meaning  attributed  to it in
                                          section 2 of the Companies Ordinance;

         "US$" or "US Dollars"            means United States dollars, the
                                          lawful currency of the United States
                                          of America.

1.2 Save where the context otherwise requires words and phrases the definitions of which are contained or referred to in the Companies Ordinance shall be construed as having the meaning thereby attributed to them.

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1.3      Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared.

1.4 Except where the context requires otherwise, references to any document (including this Agreement) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time;

1.5 References in this Agreement to recitals, clauses, paragraphs and schedules are to clauses and paragraphs in and recitals and schedules to this Agreement (unless the context otherwise requires). The Recitals and Schedules to this Agreement shall be deemed to form part of this Agreement.

1.6 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.7 References to a Party include its respective successors and permitted assigns.

1.8 References to "persons" shall include any individual, any form of body corporate, unincorporated association, firm, partnership, joint venture, consortium, association, organisation or trust (in each case whether or not having a separate legal personality).

1.9 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

1.10 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.11     In construing this Agreement:

         1.11.1 the rule known as the ejusdem generis rule shall not apply and, accordingly, general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

         1.11.2 general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.       Restructuring of Share Capital
         ------------------------------

2.1 The Parties acknowledge that upon signing of this Agreement the issued capital of the Company comprises:


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2.1.1    * A Shares, of which:

         (a) * A Shares are registered in the name of BRC and are fully paid up;

         (b) * A Share is registered in the name of BRC and is paid up as to the nominal amount of such Share of US$1.00, but is not yet paid up as to the premium of US$* payable on such Share;

         (c) * A Shares are registered in the name of Geron and are fully paid up; and

         (d) * A Share is registered in the name of Geron and is paid up as to the nominal amount of such Share of US$1.00, but is not yet paid up as to the premium of US$* payable on such Share; and

2.1.2    * B Shares, of which:

         (a) * B Shares are registered in the name of BRC and are fully paid up;

         (b) one B Share is registered in the name of BRC and is paid up as to the nominal amount of such Share of US$1.00, but is not yet paid up in full as to the premium of US$* payable on such Share;

         (c) * B Shares are registered in the name of Geron and are fully paid up; and

         (d) one B Share is registered in the name of Geron and is paid up as to the nominal amount of such Share of US$1.00, but is not yet paid up in full as to the premium of US$* payable on such Share.

2.2 The Parties agree that on Closing, each of the following events, among other things, shall occur:

         2.2.1 BRC shall pay to the Company the balance of the premium payable on its partly paid A Share;

         2.2.2 Geron shall pay to the Company the balance of the premium payable on its partly paid A Share and partly paid B Share;


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         2.2.3      the share capital of the Company shall be restructured
                    by the variation of the rights attaching to the B Shares and the redesignation of all the A Shares and B Shares as unclassified ordinary shares of US$1.00 each but so that the one partly paid Share held by BRC shall following such variation and redesignation remain partly paid to the same extent and subject to the same liability for the premium thereof as before such variation and re-designation;

         2.2.4      the New Articles of Association shall be adopted;

         2.2.5 the changes in the classification of share capital shall be recorded in the register of members;

         2.2.6 BRC shall complete the sale of the Sale Shares to Geron so that Geron shall become the holder of 75% of the issued Shares and BRC shall become the holder of 25% of the issued Shares; and

         2.2.7 the Parties shall pass a special resolution pursuant to Section 58 Companies Ordinance to the effect that, subject to the approval of the Court, the liability of BRC to pay the premium on its one partly paid Share (previously classified as a partly paid up B Share) shall be reduced from US$* to US$*, all in accordance with the further terms of this Agreement.

2.3 The Parties further agree and undertake that following Closing they shall, and shall procure that the Company shall, take all such further lawful action as may be necessary or desirable to procure that the reduction of the liability of BRC to pay the premium on its one partly paid Share shall be approved by the Court in accordance with the procedures specified in the Companies Ordinance and if the Court fails to approve such reduction of capital the provisions of clause 2.3 of the Amended and Restated Joint Venture Agreement shall have effect.

2.4 Each of the Parties, being all the members of the Company and all the members of the classes of members holding A Shares or B Shares respectively:

         2.4.1 consents to any variation of the rights attached to the A Shares and the B Shares made by any of the special resolutions to be passed by the members of the Company as provided in this Agreement; and

         2.4.2 waives, and undertakes to the other Party that it shall not exercise, any and all rights that it may have to apply to Court to object to the matters contemplated by this Agreement whether under Section 64 Companies Ordinance, pursuant to any right of pre-emption, or otherwise.

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3.       Sale and Purchase of Sale Shares
         --------------------------------

3.1 Subject only to the passing of the resolutions and completion of the matters referred to in Clauses 2.2.1 to 2.2.5, BRC as beneficial owner shall sell the Sale Shares and Geron shall purchase the Sale Shares free from all Encumbrances together with all rights of any nature whatsoever attaching or accruing to them at Closing.

3.2 The aggregate consideration payable by Geron to BRC for the Sale Shares is US$1.00 payable in cash at Closing.

4.       Closing
         -------

4.1 Closing shall take place at the offices of Geron's Solicitors immediately upon execution of this Agreement when all (but not some only) of the events described in this Clause 4 shall be performed (if not already performed).

4.2 Before Closing, the Parties shall procure that copies of the resolutions of members of the Company shall be supplied to the auditors in accordance with Section 116BA Companies Ordinance.

4.3      At Closing:

         4.3.1 BRC shall pay to the Company by bank cashier's order or by credit transfer in immediately available funds to the bank account of the Company the sum of HK$* (being the HK Dollar equivalent of US$*) being the net sum of (a) the balance of the share premium on the one partly paid A Share registered in its name in the amount of US$* less (b) the amount of US$* representing capital contributions paid towards such share premium and expenses incurred by BRC;

         4.3.2 BRC shall deliver to the Company and Geron an unconditional undertaking in the form of Schedule 1 to pay up a total of US$* being the balance of the premium which the parties agree shall remain payable on the one partly paid B Share registered in its name, such payment to be made in two instalments of US$* on * and US$* on *;

         4.3.3 Geron shall pay to the Company by bank cashier's order or by credit transfer in immediately available funds to the bank account of the Company the sum of HK$ (being the HK Dollar equivalent of US$*) being the net sum of (a) the balance of the share premium on the one partly paid A share and one partly paid B Share registered in its name in the amount of US$* less (b) the amount of US$* representing capital contributions paid towards such share premium and expenses incurred by Geron.

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4.4      At Closing, subject to the payments to the Company specified in
         Clause 4.3 having been made, each of the Parties shall:

         4.4.1 deliver to the Company the written resolutions of the members in the form of Schedule 2 duly signed by its respective authorized signatory on its behalf to approve the reclassification of the authorized share capital of the Company into unclassified ordinary Shares and the redesignation of all the issued A Shares and B Shares into unclassified ordinary Shares and to adopt the Articles of Association);

         4.4.2 deliver to the Company the written resolutions of the Board in the form of Schedule 4 duly signed by the Directors respectively appointed by them to the Board; and

         4.4.3 deliver to the Company the shares certificates in its name in respect of the shares held by it as previously designated as class A Shares or class B shares (as the case may be) or (if required) an indemnity therefor;

         4.4.4 procure that changes to the share capital referred to in the resolutions of the members specified in Schedule 2 are duly reflected in the register of members of the Company.

4.5 At Closing, subject to the matters specified in Clause 4.4 having been completed, each of the Parties shall deliver to the Company the written resolutions of the members in the form of Schedule 5 duly signed by its respective authorized signatory on its behalf to approve the reduction of the liability of BRC for the premium payable on its one partly paid Share to US$*.

4.6 At Closing, subject to the matters referred to in Clause 4.5 having been completed, BRC shall deliver or cause to be delivered to Geron and the Company:

         4.6.1 duly executed transfers and sold notes in respect of the Sale Shares in favour of Geron accompanied by the relevant certificates for the Sale Shares;

         4.6.2 all powers of attorney, board resolutions or other authorities under which the transfers and sold notes in respect of the Sale Shares (and the other documents executed by BRC pursuant to this Agreement) have been executed;

         4.6.3 all statutory books and records (including financial records) duly written up to date of the Company and its certificate of incorporation, current business registration certificate and common seal, cheque and deposit books, and any other books, papers, records and documents of the Company and in the possession of BRC or HKUST or any of their respective Associated Companies;

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         4.6.4      the resignation of Mr. Chu Ching-wu as a Director in
                    the form specified in Schedule 6;

         4.6.5 the Amended BRC Services Agreement and the Amended and Restated Joint Venture Agreement, each duly executed by BRC;

4.7 At Closing, subject to delivery of the documents specified in Clause 4.6, Geron shall:

         4.7.1 deliver to BRC the Amended and Restated Joint Venture Agreement and the Amended BRC Services Agreement duly executed by Geron;

         4.7.2 deliver to BRC all powers of attorney, board resolutions or other authorities under which the documents executed by Geron pursuant to this Agreement have been executed; and

         4.7.3      pay to BRC the consideration payable for the Sale
                    Shares in the sum of US$1.00 against an acknowledgement of receipt therefore.

4.8 At Closing, the Parties shall deliver to each other the written resolutions of the Board in the form of Schedule 7 duly signed by the Directors respectively appointed by them to the Board;

4.9 At Closing, the Parties shall procure that the Company delivers to each of the Parties the Amended BRC Services Agreement and the Amended and Restated Joint Venture Agreement duly executed by the Company.

5.       Warranties
         ----------

5.1 Each of BRC and Geron represents, warrants and undertakes to the other that (a) it is duly incorporated, (b) it has the power to enter into and to exercise its rights and to perform its obligations under this Agreement, (c) it has taken and will take all necessary action to authorise the execution of and the performance of its obligations under this Agreement, (d) the obligations expressed to be assumed by it under this Agreement are legal, valid and binding, and (e) neither the execution nor performance of this Agreement will contravene any provision of any existing law, treaty or regulation, its memorandum and articles of association or equivalent constitutive documents or any obligation (contractual or otherwise) which is binding upon it, or upon any of its assets.

5.2 BRC warrants, represents and undertakes to Geron (to the intent that the provisions of Clause 5 shall continue to have full force and effect notwithstanding Closing) that:

         5.2.1 BRC is the legal and beneficial owner of all the Sale Shares, free and clear of any lien, charge or Encumbrance whatsoever;

         5.2.2      all the Sale Shares are fully paid up;

         5.2.3 BRC has and will continue to have on the dates for payment of the premium payable on its partly paid Share as specified in Clause 4.3.2, cash sufficient to pay such amounts of premium in accordance with that Clause 4.3.2,


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                    whether from within its own resources or by virtue of an
                    unconditional contractual right to receive such amounts (whether from its Associated Companies or from Third Parties).

5.3 Each Party acknowledges that the other Party in entering into this Agreement is relying on the respective representations, warranties and undertakings given by such other Party in this Agreement.

5.4 Each Party undertakes to indemnify and keep indemnified the other Party against any loss or liability suffered by such other Party as a result of or in connection with any breach of any of the representations, warranties or undertakings by such Party under Clause 5.1 of this Agreement and any reasonable costs and expenses incurred as a result of the breach.

5.5 BRC undertakes to indemnify and keep indemnified Geron against any loss or liability suffered by Geron as a result of or in connection with any breach of any of the representations, warranties or undertakings by BRC under Clause 5.2 of this Agreement and any reasonable costs and expenses incurred as a result of the breach and without limitation this indemnity applies to indemnify Geron for any loss incurred by Geron by reason of the market value of the Sale Shares (regardless of the agreed consideration for the Sale Shares payable under Clause 3.2) being less than it would have been if the breach had not occurred.

5.6 Each Party will both before and after Closing promptly notify the other Party in writing of any matter or thing of which such Party becomes aware which is a breach of or inconsistent with any of the representations, warranties or undertakings of such Party under this Agreement.

6.       Restrictions on Announcements
         -----------------------------

         Each of the Parties undertakes that it will not (save as required by law or any applicable regulatory body) make any announcement in connection with this Agreement unless the other Party shall have given its consent to such announcement (which consents may not be unreasonably withheld and may be given either generally or in a specific case or cases and may be subject to conditions).

7.       Costs
         -----

         Each Party shall pay its own costs and disbursements of and incidental to the preparation and execution of this Agreement.

8.       Stamp Duty
         ----------

         Any stamp duty payable on the instruments of transfer and bought and sold notes (and any other document) relating to the transfer of the Sale Shares pursuant to this Agreement shall be borne equally by BRC and Geron.


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9.       Further Assurance
         -----------------

9.1 At any time, whether before or after Closing, each of the Parties shall do and execute, or procure to be done and executed, all necessary acts, deeds, documents and things as may be reasonably requested of it by the other Party to give effect to this Agreement.

9.2 At any time (whether before or after Closing) and upon a Party's reasonable request (the "Requesting Party") from time to time, the other Party (the "Disclosing Party") shall:

         9.2.1 provide, or procure to be provided, to the Requesting Party all information relating to the business and affairs of the Company as conducted up to Closing which is in the possession or under the control of the Disclosing Party or any of its Associated Companies, but excluding any confidential or proprietary information of the Disclosing Party;

         9.2.2 give, or procure to be given, to the Requesting Party, its directors and any persons authorized by the Requesting Party, access to any documents or electronic data (however stored) containing any of the information referred to in Clause 9.2.1, but excluding any documents or electronic data which contain any proprietary or confidential information of the Disclosing Party and the Requesting Party, its directors and authorized persons may make copies of such documents or data.

10.      Assignment
         ----------

         Save as otherwise provided herein, the benefits and obligations conferred by this Agreement upon each of the Parties are personal to that Party and shall not be, and shall not be capable of being, assigned, delegated, transferred or otherwise disposed of save with the written consent of each of the other Parties. Notwithstanding the foregoing provisions, Geron may assign and transfer this Agreement and the benefits and obligations thereof in connection with the merger or consolidation of Geron with another company, or the sale of all or substantially all of its assets (or of the portion of its business related to the subject matter of this Agreement) provided that Geron notifies BRC and the Company in writing prior to any such merger or consolidation or sale.

11.      Entire Agreement
         ----------------

         This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements, arrangements or understandings between them relating to the subject matter hereof. Each of the Parties acknowledges that it is not relying on any statements, warranties or representations given or made by any of them relating to the subject matter hereof, save as expressly set out in this Agreement.


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12.      Variation
         ---------

         No variation or amendment to this Agreement shall be effective unless in writing signed by authorised representatives of each of the Parties.

13.      Notices
         -------

         Any notice required to be given by either Party to other Party may be made (i) by hand delivery by Federal Express or comparable private courier service to the other Party's address given herein or such other address as may from time to time be notified for this purpose or (ii) by facsimile transmission to a facsimile number notified in writing by the other Party for this purpose. Any properly addressed notice served by hand shall be deemed to have been served on delivery and any notice served by facsimile transmission shall be deemed to have been served when received, as shown by a confirmed transmission report.

14.      Waiver
         ------

         No failure of any Party to exercise, and no delay in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. Without limitation, no waiver by a Party of any breach by the other Party of any provision of this Agreement shall be deemed a waiver of any subsequent breach of that or any other provision in this Agreement. The rights and remedies of each Party contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

15.      Severability
         ------------

         If any provision or part of a provision of this Agreement or its application to any Party, shall be, or be found by any authority of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

16.      Counterparts
         ------------

         This Agreement may be entered into on separate engrossments, each of which when so executed and delivered shall be an original but each engrossment shall together constitute one and the same instrument and shall take effect from the time of execution of the last engrossment.

17.      Survival of Provisions
         ----------------------

         All of the provisions of this Agreement shall remain in full force and effect notwithstanding Closing (except insofar as they set out obligations which have been fully performed at Closing).

18.      Governing Law and Dispute Resolution
         ------------------------------------

18.1 This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

18.2 In the event of any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity, breach or termination, the Parties shall attempt in good faith to reach a resolution satisfactory to all Parties. In the event the Parties do not reach such a resolution within thirty (30) days after the relevant dispute arises (or such longer period as the Parties may agree in writing), then any Party may, by written notice to the other Parties, demand arbitration, and the relevant dispute shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of SIAC for the time being in force which rules are deemed to be incorporated by reference into this Clause. The tribunal for any arbitration shall consist of three arbitrators to be appointed by the Chairman of SIAC. The language of the arbitration shall be English. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                   Schedule 1
                                   ----------
                               Undertaking of BRC
                               ------------------


To:      TA Therapeutics Limited
14th Floor, Hutchison House, 10 Chater Road, Central Hong Kong

and

Geron Corporation
230 Constitution Drive, Menlo Park, California 94025, United States of America


Date:    15th of June 2007

Dear Sirs

We irrevocably and unconditionally undertake to pay to the Company the sum of US$* in respect of the premium on the one partly paid Share registered in our name and numbered * in the register of members of the Company, such sum to be paid in two instalments as to US$* on * and as to US$* on *, each such payment to be made without deduction or set off in immediately available funds for value on the relevant dates for payment specified above.

Yours faithfully


/s/ Yuk Shan Wong
--------------------
For and on behalf of
Biotechnology Research Corporation














-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 2
                                   ----------
                    First Written Resolutions of Shareholders
                    -----------------------------------------


                             TA THERAPEUTICS LIMITED
                             -----------------------

RESOLUTIONS IN WRITING OF ALL THE SHAREHOLDERS OF THE COMPANY PURSUANT TO
SECTION 116B OF THE COMPANIES ORDINANCE

--------------------------------------------------------------------------------

Resolved that the following resolutions be passed as Special Resolutions:

(1)      Special Resolution - Re-classification of Shares
         ------------------------------------------------

         "That, the authorized share capital of the Company of US$36,000 divided into two classes of shares consisting of * class A shares and * class B shares, all of US$1.00 each, be and is hereby re-classified into one class of unclassified ordinary shares, all of US$1.00 each, such shares to have attached thereto the rights and privileges and be subject to the restrictions set out in the new Articles of Association of the Company as adopted by Special Resolution as set out below."

 (2)     Special Resolution - Re-designation of Shares
         ---------------------------------------------

         "That, notwithstanding the provisions of the Articles of Association of the Company:

         (a) all the existing * issued and fully paid up class A shares in the capital of the Company registered in the name of Biotechnology Research Corporation Limited and all the existing * issued and fully paid up class A shares in the capital of the Company registered in the name of Geron Corporation be re-designated as unclassified ordinary shares of US$1.00 each in the capital of the Company, on the basis of one ordinary share for each class A share held, and each such ordinary share shall have attached thereto the rights and privileges and be subject to the restrictions set out in the new Articles of Association of the Company as adopted by Special Resolution as set out below;

         (b) all the existing * issued and fully paid up class B shares in the capital of the Company registered in the name of Biotechnology Research Corporation Limited and all the * issued and fully paid up class B shares in the capital of the Company registered in the name of Geron Corporation be re-designated as unclassified ordinary shares of US$1.00 each in the capital of the Company, on the basis of one ordinary share for each class B share held, and each such ordinary share shall have attached thereto the rights and privileges and be subject to the restrictions set out in the new Articles of Association of the Company as adopted by Special Resolution as set out below;


-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         (c) the existing one issued class B share in the capital of the Company registered in the name of Biotechnology Research Corporation Limited in respect of which the nominal value of US$1.00 has been paid up and in respect of which the premium of HK$* has not been paid up be re-designated as one partly paid up unclassified ordinary share of US$1.00 in the capital of the Company, paid up as to the nominal value and as to which a share premium of US$* shall remain payable thereon, and such ordinary share shall have attached thereto the rights and privileges and be subject to the restrictions set out in the new Articles of Association of the Company as adopted by Special Resolution as set out below; and

         (d) the existing * unissued class A shares in the capital of the Company be re-designated as unclassified ordinary shares of US$1.00 each and such shares shall have attached thereto the rights and privileges and be subject to the restrictions set out in the new Articles of Association of the Company as adopted by Special Resolution as set out below."

(3)      Special Resolution - Adoption of New Articles of Association
         ------------------------------------------------------------

         "That the regulations contained in the attached printed document be and are hereby approved and adopted as the new Articles of Association of the Company, in substitution for, and to the exclusion of, the existing Articles of Association of the Company."



Dated as of 15th June  2007.




/s/ Yuk Shan Wong                                           /s/ David J. Earp
--------------------                                        --------------------
For and on behalf of                                        For and on behalf of
Biotechnology Research Corporation Limited                  Geron Corporation



-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 3
                                   ----------
                           New Articles of Association
                           ---------------------------




                      THE COMPANIES ORDINANCE (Chapter 32)


                            Company Limited by Shares


                             Articles of Association

                                       of

                             TA Therapeutics Limited

             (as adopted by Special Resolution dated 15 June 2007)


                                   Preliminary

1. The regulations contained in Table "A" in the First Schedule to the Companies Ordinance (Cap. 32) shall not apply to the Company.

2.        In these Articles, unless the context requires otherwise:

          "Affiliate " means, in respect of a person, any other person who has Control of, is under the Control of or is under common Control with the first mentioned person and includes an Affiliated Company of the first mentioned person;

          "Affiliated Company" means in relation to any Member, any Associated Company of such Member and any company in which such Member or any holding company of such Member holds or controls directly or indirectly not less than 20% of the issued share capital, provided that, for the purposes of the foregoing, the terms "company" and "holding company" shall be deemed to include, in addition to a body corporate, any other type of legal entity, including any limited liability company, unincorporated association, firm, partnership, joint venture, consortium, association, organisation or trust, and the meanings given to the terms "company" and "holding company" in the Ordinance shall, for the purposes of the foregoing, be deemed to apply, mutatis mutandis, to such other entities;

          "Articles" means the Articles of Association of the Company for the time being in force;

          "Associated Company" means, in relation to any Member, any subsidiary or holding company of that Member or any other subsidiary of such holding company , provided that, for the purposes of the foregoing, the terms "company", "subsidiary" and "holding company" shall be deemed to include, in addition to a body corporate, any other type of legal entity, including any limited liability company, unincorporated association, firm, partnership, joint venture, consortium, association, organisation or trust, and the meanings given to the terms "company" and "holding company" in the Ordinance shall, for the purposes of the foregoing, be deemed to apply, mutatis mutandis, to such other entities;

          "Board" means the board of Directors;

          "BRC" means Biotechnology Research Corporation Limited, a company incorporated under the laws of Hong Kong;

          "Chairman" means the chairman of the board of directors of the Company;

          "Control" when used with respect to any person means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, the right to control the composition of the governing body of the person or by contract or otherwise and "Controlled" shall have a correlative meaning and a "change in Control" shall be deemed to have occurred if any person having previously Controlled the relevant person, ceases to do so, or if any person acquires Control of the relevant person;

          "Directors" means the Directors of the Company for the time being, the sole Director or as the case may be the Directors assembled as a board or a committee of the board;

          "Geron" means Geron Corporation, a company incorporated under the laws of the State of Delaware;

          "Hong Kong" shall have the same meaning as defined in the Interpretation and General Clauses Ordinance (Cap.1);

          "Member" means a person who is registered as the holder of shares in the capital of the Company;

          "Memorandum of Association" means the Memorandum of Association of the Company for the time being in force;

          "Month" means calendar month;

          "Office" means the registered office for the time being of the Company;

          "Ordinance" means the Companies Ordinance (Cap. 32) as modified from time to time;

          "Paid up" or "paid" includes credited as paid up or paid;

          "Register" means the register of Members to be kept pursuant to Ordinance;

          "Relevant Percentage" means, in relation to a Member, a fraction, the numerator of which is the total number of Shares held by that Member at the time in question and the denominator of which is the total number of Shares in issue at that time;

          Reserve Director" means a person nominated as a reserve Director of the Company under section 153A(6) of the Ordinance;

          "Seal" means the common seal of the Company or, where appropriate, any official seal for use in any particular state, country or territory outside Hong Kong or, where appropriate, any securities seal for use by the Company in accordance with the Ordinance;

          "Secretary" means any person appointed to perform the duties of the Secretary of the Company and includes any person appointed to perform such duties temporarily and any duly appointed assistant Secretary;

          "Share" means a share in the share capital of the Company having the rights and benefits and subject to the restrictions set out in these Articles;

          "Third Party" means any person other than BRC, Geron or any of their Affiliated Companies;

          "US$" means United States dollars, the lawful currency of the United States of America;

          "Year" means calendar year.

          Any provision of these Articles that refers (in whatever words) to:

          (a) the Directors;
          (b) the Board of Directors;
          (c) a majority of the Directors; or
          (d) a specified number of percentage of the Directors of the Company shall, unless the context otherwise requires, apply with necessary modifications in case the Company has only one Director.

          Any provision of these Articles that refers (in whatever words) to:

          (a) the Members;
          (b) a majority of Members; or
          (c) a specified number or percentage of Members of the Company shall, unless the context otherwise requires, apply with necessary modifications in case the Company has only one Member.

          Wherever any provision of these Articles (except a provision for the appointment of a proxy) requires that a communication as between the Company, its Directors or Members be effected in writing, the requirement may be satisfied by the communication being given in the form of an electronic record unless the person to whom the communication is given signifies refusal to communications being given to him in that form.

          Expressions used in these Articles referring to "writing" or "written" shall, unless the contrary intention appears, be construed as including references to printing, lithography, photography and other modes of representing or reproducing words in a visible form.

          Unless the context otherwise requires, words or expressions used in these Articles shall have the same meaning as in the Ordinance or any statutory modification thereof in force at the date at which these Articles become binding on the Company.

          The singular includes the plural and vice versa. Words importing any gender include the other genders.

          The headings shall not affect the construction of these Articles.

                                 Private Company

3. The Company shall be a private company, and accordingly the following provisions shall have effect:-

          (a) the Company shall not offer any of its shares or debentures to the public for subscription;

          (b) the number of Members (not including persons who are in the employment of the Company and persons who, having been formerly in the employment of the Company, were while in that employment, and have continued after the determination of that employment to be, Members) shall not at any time exceed fifty provided that where two or more persons hold one or more shares in the Company jointly, they shall, for the purposes of this Article, be treated as a single Member; and

          (c) the right to transfer shares in the Company shall be restricted in the manner hereinafter provided.

                                   19. Shares
                                       ------

4.        (A)       Subject to the provisions of the Ordinance (and in
                    particular section 57B thereof) and of the Articles relating to new shares and of Article 5, all unissued shares in the Company including any new shares created upon an increase of capital shall be under the control of the Directors who may offer, allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as the Directors shall in their sole and absolute discretion think fit, but so that no shares shall be issued at a discount, except in accordance with the provisions of the Ordinance.

          (B) Subject to the provisions, if any, in that regard in the Memorandum of Association or these Articles, and without prejudice to any special rights previously conferred on the holders of existing shares, any share may be issued with such preferred, deferred, or other special rights, or such restrictions, whether in regard to dividend, voting, return of share capital, or otherwise, as the Company may from time to time by special resolution determine, (or, in the absence of any such determination or so far as the same shall not make specific provision, as the Directors may determine) and any preference share or any other share may, with the sanction of a special resolution, be issued on the terms that it is, or at the option of the Company is liable, to be redeemed.

5.        (A)       The Company will not issue any new Shares to any person
                    unless the Board of Directors has offered each of BRC and Geron (for the purposes of this Article 5, each, a "Current
                    Member" and collectively the "Current Members") the opportunity, but without any obligation, to subscribe for such Shares on a pro rata basis in accordance with their then Relevant Percentage (a "New Subscription"), such offer to be made by written notice to the Current Members specifying (a) the aggregate amount to be raised by such new issue; (b) the number of Shares offered to the Current
                    Member, (c) the terms of the offer (including the subscription price per Share to be subscribed). If it is intended or anticipated by the Company that the new Shares shall be subscribed wholly by a Current Member and/or any of its Affiliates, then the subscription price per Share to be subscribed shall be such amount as is agreed by the Company and all the Current Members or, failing such agreement within seven (7) days of written notice from the Company requiring such agreement, not less than the fair market value thereof as appraised by a reputable independent expert.

          (B) If either Current Member (a "Diluting Current Member") fails to apply for its pro rata entitlement to the new Shares in accordance with this Article 5 within a period of 14 days after from the Board's call therefor, then the other Current Member shall have the right within 14 days thereafter to elect by written notice to the Board and to the Diluting Current Member to subscribe for both the Shares offered to it and the Shares offered to the Diluting Current Member, on the same terms as previously offered to both the Current Members, and the Current Members shall promptly procure that the necessary authorisations are given (including the passing of any resolutions of Current Members) and steps taken for such Shares to be allotted and issued to such other Current Member, such Shares to be paid up and issued in accordance with the terms of the offer as specified in the notice of the offer given under Article 5(A).

          (C) If the subscriptions elected to be made by the Current Members in accordance with Articles 5(A) and 5(B) are insufficient to provide the Company with funding in the aggregate amount specified in the notice given under Article 5(A), then the Company may, during a period of 6 months following the last date for payment of the subscriptions under Articles 5(A) and 5(B) offer the balance of any Shares to any other person or person for subscription on such terms as the Board of Directors may determine, provided always that the subscription price per Share to be subscribed shall not be less than the price offered to the Current Members under Article 5(A).

          (D) Subject to Article 5(E), the provisions of Articles 5(A) to 5(C) shall apply in the same manner, adjusted as necessary, to the issue of any securities convertible into or exchangeable for Shares and the grant by the Company of any rights (by way of option or warrant or otherwise) to subscribe for or acquire Shares.

          (E) Nothing in this Article 5 shall restrict or apply to the grant of options or the issue of Shares in accordance with the terms of any share option or share incentive scheme established in accordance with the terms of any agreement between the Members.


                             Modification of Rights
                             ----------------------

6.        (A)       Subject to Article 102, all or any of the rights
                    attached to any class of shares in the capital of the Company for the time being may, at any time, as well before as during liquidation, be altered or abrogated either with the consent in writing of the holders of not less than three-fourths of the issued shares of the class or with the sanction of a special resolution passed at a separate general meeting of the holders of shares of the class, and all the provisions contained in these Articles relating to general meetings shall mutatis mutandis apply to every such meeting, but so that the quorum thereof shall be not less than two persons personally present and holding or representing by proxy one-third in nominal value of the issued shares of the class, and that any holder of shares of the class present in person or by proxy may demand a poll, and that each holder of shares of the class present in person or by proxy shall on a poll be entitled to one vote for each share of the class held by him, and if at any adjourned meeting of such holders such quorum as aforesaid is not present, any two holders of shares of the class who are personally present in person or by proxy shall be a quorum. If the Company has only one member, one member present in person or by proxy shall be a quorum for all purposes.

          (B) The foregoing provisions of this Article shall apply to the variation or abrogation of the rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class, the rights whereof are to be varied.

          (C) The rights conferred upon the holders of the shares of any class shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

7.        (A)       The Company may in connection with the issue of any
                    shares exercise all powers of paying interest out of capital and of paying commission and brokerage conferred or permitted by the Ordinance.

          (B) If any share is issued partly paid and, by the terms and conditions on which such share is issued, the amount of any premium payable on such share is to be determined by the holder of such share at any time following such issue in accordance with any agreement in writing between all of the Members, then such share shall be deemed to be fully paid when the nominal amount, and the premium thereon as determined by the holder in accordance with any agreement in writing between all of the Members and such terms of issue, shall have been paid thereon.

                        Redemption and Purchase of Shares

8.        (A)       Subject always to the provisions of the Ordinance, the
                    Company may:

                    (i) issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or holder;

                    (ii) purchase its own shares (including any redeemable shares); and

                    (iii) make a payment in respect of the redemption or purchase of its own shares otherwise than out of profits or the proceeds of a fresh issue of its shares.

                    For purposes of Article 8(A), the Directors are authorised to make statements or take such other steps as may be required by the Ordinance in relation to the redemption or purchase by the Company of its own shares out of capital.

          (B) The redemption of shares may be effected upon such terms and in such manner as the Company before or upon issue of the shares shall by ordinary resolution determine.

                                     General

9. Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

10. Subject always to the provisions of the Ordinance, the Directors may exercise the power of the Company to purchase or otherwise acquire its own shares and/or warrants upon such terms and subject to such conditions as the Directors may deem fit.

11. Subject always to the provisions of the Ordinance, the Company may give financial assistance for the purpose of or in connection with a purchase made or to be made by any person of, or a subscription for, any shares in the capital of the Company or its holding company, or for the purpose of or in connection with reducing or discharging any liability so incurred. The Directors are authorised to make statements or take such other steps as may be required by the Ordinance in relation to the giving of financial assistance to acquire shares in the Company.

                         Register and Share Certificates

12. The Directors shall cause to be kept a Register and there shall be entered therein the particulars required under the Ordinance. No person shall become a member until his name shall have been entered into the Register.

13.       (A)       Every person whose name is entered as a Member in the
                    Register shall, without payment, be entitled to a certificate under seal specifying the share or shares held by him and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

          (B) If a share certificate is defaced, lost or destroyed, it may be renewed on payment of such fee, if any, not exceeding one dollar, and on such terms, if any, as to evidence and indemnity, as the Directors think fit.

14. If any share shall stand in the names of two or more persons, the person first named in the Register shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of the Articles, all or any other matters connected with the Company, except the transfer of such share.

                                      Lien

15.       The Company shall have a first and paramount lien on every share
          (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share, and the Company shall also have a first and paramount lien on all shares (other than fully paid shares) standing registered in the name of a single person for all monies presently payable by him or his estate to the Company and whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any person other than such Member and whether the period for the payment or discharge of the same shall have actually arrived or not and notwithstanding that the same are joint debts or liabilities of such Member or his estate and any other person, whether a Member or not. Notwithstanding the foregoing, the Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article. The Company's lien, if any, on a share shall extend to all dividends, bonuses and distributions payable in respect thereof.

16. The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the share, or the person entitled thereto by reason of the death, mental disorder or bankruptcy of the registered holder.

17. For giving effect to any such sale the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

18. The net proceeds of the sale shall be received by the Company and after the payment of the costs of such sale shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the shares prior to the sale) be paid to the person entitled to the shares at the date of the sale.

                                 Calls on Shares

19. The Directors may from time to time, or at times determined in accordance with any agreement in writing between the Members, make such calls as they think fit upon the Members in respect of all or any part of the monies unpaid on the shares held by them respectively (whether on account of the nominal value of the shares and/or by way of premiums) and not by the conditions of allotment thereof made payable at fixed times and each Member shall (subject to receiving at least 14 days' notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his shares. A call shall be deemed to have been made when the resolution of the Directors authorising such call is passed and may be made payable by instalments. A call may be revoked or postponed as the Directors may determine. A person upon whom a call is made shall remain liable on such call notwithstanding any subsequent transfer of the shares in respect of which the call was made.

20. The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect of such share or other monies due in respect thereof.

21. The Directors may from time to time at their discretion extend the time fixed for any call and may extend such time as regards all or any of the Members whom, by reason of residence outside Hong Kong or other cause, the Directors may deem entitled to any such extension.

22. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of 20 per cent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

23. No holder of a partly paid share shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member who is entitled) at any general meeting, either personally or by proxy or authorised representative or be reckoned in a quorum or to exercise any other privilege as a holder of a share unless all calls and instalments due from him to the Company in respect of such partly paid share, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.

24. Any sum (whether on account of the nominal value of the share or by way of premium) which by the terms of issue of a share becomes payable upon allotment or at any fixed date or on dates determined in accordance with any agreement in writing between the Members shall for all the purposes of the Articles be deemed to be a call duly made, notified and payable on the date on which by the terms of issue the same becomes payable. In case of non-payment all the relevant provisions of the Articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25. The Directors may make arrangements on the issue of shares for differences in the amount of calls to be paid and in the times of payment between one holder and another.

26. The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any shares held by him and upon all or any of the monies so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding, without the sanction of the Company in general meeting, 6 per cent per annum) as may be agreed upon between the Member paying the sum in advance and the Directors. The Directors may at any time repay the amount so advanced or any part thereof upon giving to such Member not less than one month's notice in writing of their intention to do so, unless before the expiration of such notice the amount proposed to be repaid shall have been called up on the shares in respect of which it was advanced in which event the same shall be applied in or towards satisfaction of the call under the applicable provisions of the Articles.

                              Forfeiture of Shares

27. If a Member fails to pay in full any call or instalment of a call on the day appointed for the payment thereof, the Directors may at any time thereafter serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued and which may accrue up to the date of payment and all other costs, charges and expenses incurred or suffered by the Company in connection with the failure to pay any call.

28. The notice shall name a further day (not earlier than 14 days after the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

29. If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares but not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder and, in such case, references in these Articles to forfeiture shall include surrender.

30. Until cancelled in accordance with the requirements of the Ordinance, any share so forfeited shall be deemed to be the property of the Company and may be sold, reallotted or otherwise disposed of either to the person who was, before the forfeiture, the holder thereof or entitled thereto or to any other person on such terms and in such manner as the Directors think fit and at any time before a sale or disposition thereof the forfeiture may be cancelled on such terms as the Directors think fit.

31. A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all monies which, at the date of forfeiture, were presently payable by him to the Company in respect of the shares (together with interest thereon at the rate of 20 per cent per annum from the date of forfeiture if the Directors think fit to enforce payment of such interest and all other costs, charges and expenses incurred and suffered by the Company in connection with the failure to pay any call), but his liability shall cease if and when the Company shall receive payment in full of all such monies in respect of the shares. For the purposes of this Article, any sum which by the terms of issue of a share is payable thereon at a fixed time or at a time determined in accordance with any agreement in writing between the Members which time is subsequent to the date of forfeiture, whether on account of the nominal value of the share and/or by way of premium, shall, notwithstanding that such time has not yet arrived be deemed to be payable at the date of forfeiture and the same shall become due and payable immediately upon the forfeiture but interest thereon shall only be payable in respect of any period between the said fixed time and, if later, the date of actual payment.

32. A statement in writing from a Director or the Secretary that a share in the Company has been duly forfeited or surrendered on a date stated in the statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may, subject to the restrictions contained in the Articles execute a transfer of the share in favour of the person to whom the share is sold or disposed of, and he shall thereupon be registered as the holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

33. When any share shall have been forfeited, notice of the resolution shall be given to the Member in whose name it stood immediately prior to the forfeiture and an entry of the forfeiture, with the date thereof, shall forthwith be made in the Register.

34.       (A)       Notwithstanding any such forfeiture as aforesaid, the
                    Directors may at any time, before any shares so forfeited shall have been sold, reallotted or otherwise disposed of, anul the forfeiture thereof upon such terms (if any) as they think fit.

          (B) The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

          (C) The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time or at a time determined in accordance with any agreement in writing between the Members, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

                               Transfer of Shares

35.       (A)       All transfers of shares shall be effected by transfer in
                    writing in any usual or common form or in any other form acceptable to the Directors and may be under hand only.

          (B) The instrument of transfer shall be signed by or on behalf of both the transferor and the transferee.

          (C) The transferor shall remain the holder of the shares concerned until the name of the transferee is entered in the Register in respect thereof.

36.       (A)       The Directors in their absolute discretion and without
                    assigning any reason therefor may decline to register any transfer of any share whether or not it is a fully paid share and shall refuse to register any transfer of shares if registration thereof would cause the number of Members to exceed the number permitted under these Articles. The
                    Directors shall not register a transfer to a person who is known to them to be an infant, bankrupt or person of unsound mind provided that the Directors shall not be bound to enquire into the age or soundness of mind of any transferee or whether or not he is a bankrupt. The Directors may also decline to register any transfer unless (a) the instrument of transfer is in respect of only one class of shares; (b) in the case of a transfer to joint holders, the number of joint holders to whom the shares are to be transferred does not exceed three; and (c) the shares concerned are free of any lien in favour of the Company.

          (B) Save as provided in paragraph (I) of this Article and subject to any agreement in writing between all of the Members no transfer or disposal of any shares or any interest in any shares shall be made by a Member except in compliance with the following provisions of this Article and no Member shall otherwise sell, mortgage, charge or otherwise dispose of or encumber any shares or assign or otherwise purport to deal with the beneficial interest therein or any right in relation thereto separate from the legal interest.

          (C) A Member shall be entitled to transfer its shares to a Third Party who has made a bona fide offer therefor provided that before transferring its shares such Member (the "Transferor") shall give a notice in writing (a "Transfer Notice") to the other Member (the "Recipient") that it desires to transfer the same. The Transfer Notice shall specify:

                    (i) the number of shares which the Transferor wishes to transfer (which may be all or part only of the shares then held by the Transferor)
                             (the "Relevant Shares");

                    (ii) the name of the Third Party who has made the bona fide offer for the Relevant Shares
                             (the "Prospective Purchaser");

                    (iii) the price which the Prospective Purchaser has offered for the Relevant Shares; and

                    (iv) details of any other material terms of the offer made by the Prospective Purchaser and any other material terms or circumstances known to the Transferor which affect or may affect the offer.

          (D) The Recipient may within a period of one month after the Transfer Notice is given require the Transferor to produce to it such further evidence as it may reasonably require to enable it to establish the bona fides of the offer by the Prospective Purchaser.

          (E) The Recipient shall be entitled within a period of three months after the Transfer Notice is given, or, if later, the provision to it of such further evidence, to serve a purchase notice (a "Purchase Notice") on the Transferor requiring it to sell the Relevant Shares to it at the same price and on the same terms as those offered by the Prospective Purchaser (as set out in the Transfer Notice).

          (F) Subject to paragraph (H) of this Article, if the Recipient serves a Purchase Notice within the said three month period referred to in paragraph (E), the Transferor shall be bound upon payment to transfer such of the Relevant Shares to the Recipient as he has applied for. The purchase shall be completed at a place and time to be appointed by the Directors being not less than three days nor more than ten days after the Purchase Notice is served and the Directors shall be bound to register the transfer.

          (G) If the Recipient has not served a Purchase Notice within the period referred to in paragraph (E), the Transferor shall be entitled to sell the Relevant Shares to the Prospective Purchaser at the price and on the terms set out in the Transfer Notice provided that if such sale is not completed within six months after the Transfer Notice is given the right to sell the Relevant Shares to the Prospective Purchaser shall lapse. The Directors shall be bound to register a transfer effected pursuant to this paragraph (G) provided that the registration of such transfer does not cause a breach of Article 3(b).

          (H) If Purchase Notices shall have been served in respect of part only of the Relevant Shares, the Transferor shall be entitled to sell the remaining Relevant Shares to the Prospective Purchaser in accordance with the provisions of paragraph (G) of this Article or by notice in writing to the Recipient may withdraw all the Relevant Shares from sale in which event the Transfer Notice shall be deemed to have been withdrawn and no transfers shall take place.

          (I) The restrictions contained in paragraph (B) of this Article shall not apply to any transfer:

                    (i) by any Member of all of its shares to (i) a wholly-owned subsidiary of the ultimate holding company of the transferor Member; (ii) the ultimate holding company of the transferor Member; or (iii) a wholly-owned subsidiary of the transferor Member; or

                    (ii)   by the sole Member; or

                    (iii) to which the consent in writing of all the Members for the time being is given.

          (J) For the purpose of ensuring that a transfer of shares is a permitted transfer or that no circumstances have arisen whereby a Transfer Notice is required to be given or to be deemed to have been given hereunder the Directors may from time to time require any Member or any person named as transferee in any transfer lodged for registration to furnish to the Company such reasonable information and evidence as the Directors may think fit regarding any matter which they may deem relevant to such purpose. Failing such information or evidence being furnished to the reasonable satisfaction of the Directors within a reasonable time after request, the Directors shall be entitled to refuse to register the transfer in question or (in case no transfer is in question) to require by notice in writing that a Transfer Notice be given in respect of the shares concerned. If such information or evidence discloses that a Transfer Notice ought to have been given in respect of any shares the Directors may by notice in writing require that a Transfer Notice be given in respect of the shares concerned.

37. Every instrument of transfer shall be left at the Office for registration accompanied by the certificate of the shares to be transferred and such other evidence as the Directors may require to prove the title of the transferor or his right to transfer the shares. If the Directors refuse to register a transfer they shall within 2 months after the date on which the transfer was lodged with the Company send to the transferor and transferee notice of the refusal. All instruments of transfer which are registered may be retained by the Company but any instrument of transfer which the Directors may decline to register shall (except in the case of fraud) be returned to the person depositing the same together with the share certificate within 2 months after the date on which the transfer was lodged with the Company.

38. The Register may be closed during such time or times as the Directors may from time to time think fit (not exceeding a total of 30 days in any year).

                           20. Untraced Shareholders
                               ---------------------

39.       The Company may sell any shares in the Company if:

          (i) all cheques or warrants, being not less than 3 in total number, or any sum payable in cash to the holder of such shares in respect of them sent in the manner authorised by these Articles have remained uncashed for a period of 12 years;

          (ii) the Company has not at any time during the relevant period received any indication of the existence of the Member or of any person who is entitled to such shares; and

          (iii) the Company has caused an advertisement to be inserted in at least one leading English language and one leading Chinese language daily Hong Kong newspaper giving notice of its intention to sell such shares and a period of 3 months has elapsed since the date of such advertisement.

          To give effect to any such sale the Directors may authorise any person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be as effective as if it has been executed by the registered holder or the person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase monies nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale shall belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any monies earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under this Article shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

                           21. Transmission of Shares
                               ----------------------

40. In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest in the share provided that nothing herein contained shall release the estate of the deceased (whether a sole or joint holder) from any liability in respect of any share which had been jointly held by him with other persons.

41. Any person to whom the right to any share has been transmitted by operation of law may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Member before the event giving rise to the transmission. The merger of any two or more corporations under the laws of one or more foreign countries or states shall constitute a transmission by operation of law for the purposes of this Article.

42. If the person so becoming entitled shall elect to be registered himself, whether in whole or in part, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have another person registered, he shall testify his election by executing to that person a transfer of the relevant shares. All the limitations, restrictions and provisions of the Articles (except paragraphs (B) - (I) (inclusive) of Article 36) relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the transmission had not occurred and the notice or transfer were a transfer signed by the registered holder.

43. Any person to whom the right to any share has been transmitted by operation of law shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, provided always that the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with but, subject to the requirements of Article 67 being met, such person may vote at meetings of the Company.

44. Any person to whom the right to any shares in the Company has been transmitted by operation of law shall, if the Directors refuse to register the transfer, be entitled to call on the Directors to furnish within 28 days a statement of the reasons for the refusal.

                              Alteration of Capital

45. The Company may from time to time by ordinary resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

46. Except so far as otherwise provided by the conditions of issue or by these Articles, any new shares issued as a consequence of an alteration of capital shall be subject to the same provisions with reference to the payments of calls and instalments, liens, transfer, transmission, forfeiture, cancellation, surrender, voting and otherwise as the shares in the capital of the Company existing at the date of creation of such new shares.

47.       The Company may by ordinary resolution:-

          (a) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

          (b) sub-divide its existing shares, or any of them, into shares of a smaller amount than is fixed by the Memorandum of Association subject, nevertheless, to the provisions of section 53(1)(d) of the Ordinance and so that the resolution whereby any share is subdivided may determine that as between the holders of the shares resulting from such subdivision one or more of the shares may, as compared with the others, have any such preferred, deferred or other special rights or be subject to any such restrictions as the Company has power to attach to unissued or new shares; and

          (c) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

          Where any difficulty arises in regard to any consolidation and division under paragraph (a) of Article 47, the Directors may settle the same as they think expedient and in particular may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the members who would have been entitled to the fractions, and for this purpose the Directors may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

48. Subject to Article 102, the Company may by special resolution reduce its share capital, any capital redemption reserve fund or any share premium account in any manner prescribed by law.

                                General Meetings

49. The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meetings in that year, and shall specify the meeting as such in the notices calling it, and not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next. Provided that so long as the Company holds its first annual general meeting within 18 months of its incorporation, it need not hold it in the year of its incorporation or in the following year. The annual general meeting shall be held at such time and place as the Directors shall appoint.

          All general meetings other than annual general meetings shall be called extraordinary general meetings.

50. The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided by section 113 of the Ordinance. If at any time there are not within Hong Kong sufficient Directors capable of acting to form a quorum, any Director or any 2 Members who are entitled to attend and vote at a general meeting may convene an extraordinary general meeting in the same manner as nearly as possible as that in which a meeting may be convened by the Directors.

                           Notice of General Meetings

51. An annual general meeting and a meeting called for the passing of a special resolution shall be called by 21 days' notice in writing at the least, and a meeting of the Company other than an annual general meeting or a meeting for the passing of a special resolution shall be called by 14 days' notice in writing at the least or such shorter notice as consented to by the Members in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, the day and the hour of meeting and, in case of special business, the general nature of that business. The notice convening an annual general meeting shall specify the meeting as such and the notice convening a meeting to pass a special resolution shall specify the intention to propose the relevant resolution as a special resolution.

52. All business shall be deemed special that is transacted at an extraordinary general meeting and at an annual general meeting, with the exception of sanctioning a dividend, the reading, consideration and adoption of accounts, balance sheets, and the reports of the Directors and the auditors, the election of Directors in the place of those retiring at the meeting, the appointment of the auditors (where special notice of the resolution for such appointment is not required by the Ordinance) and the fixing, or the determination of the method of fixing, of the remuneration of the auditors.

53. Subject to the foregoing Article, the notice of every general meeting shall be given in the manner hereinafter mentioned or in such other manner, if any, as may be prescribed by the Company in general meeting to such persons as are under the Articles entitled to receive such notices from the Company provided that subject to the provisions of the Ordinance a meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in this Article, be deemed to have been duly called if it is so agreed:

          (a) in the case of a meeting called as the annual general meeting, by all the Members entitled to attend and vote thereat; and

          (b) in the case of any other meeting, by a majority in number of the Members having a right to attend and vote at the meeting, being a majority together holding not less than 95 per cent in nominal value of the shares giving that right.

54. The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at any meeting.

55. In cases where instruments of proxy are or are to be sent out with notices, the accidental omission to send such instruments of proxy to or the non-receipt of such instruments of proxy by any person entitled to receive notice shall not invalidate any resolution passed or any proceedings at any such meeting.

                         Proceedings at General Meetings

56. For all purposes the quorum for a general meeting shall be at least one duly authorised representative of BRC and at least one duly authorised representative of Geron. If the Company has only one Member, the sole Member present in person or by proxy shall constitute a quorum. No business shall be transacted at any general meeting unless the requisite quorum shall be present at the commencement of the meeting provided that the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the meeting.

57. If within 15 minutes from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week and at such time and place as shall be decided by the Directors and if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting, a quorum at such adjourned meeting shall consist of the duly authorised representative(s) of any Member or Members present at such adjourned meeting and the business for which the meeting was called may be transacted.

58. Each Director shall be entitled to attend and speak at any general meeting of the Company and at any separate meeting of the holders of any class of shares in the Company.

59. The Chairman shall preside as chairman at every general meeting of the Company. If at any meeting the Chairman is not present within 15 minutes after the time appointed for holding the meeting, the Member or Members present shall choose one of their number to be chairman.

60. The chairman may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time (or sine die) and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. Where a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Directors. When a meeting is adjourned for 21 days or more, not less than 7 days' notice of the adjourned meeting shall be given in like manner as in the case of the original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

61. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by any Member entitled to vote present in person or by proxy or representative and, unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of or against that resolution.

62. If an amendment shall be proposed to any resolution under consideration but shall in good faith be ruled out of order by the Chairman of the meeting the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a special resolution no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

63. All questions submitted to a meeting shall be decided by a majority of votes except where a greater majority is required by the Articles or by the Ordinance or by any agreement in writing between the Members. In the event of an equality of votes the Chairman shall not have a casting vote.

64. A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith at the meeting and without adjournment. A poll demanded on any other question shall be taken at such time (being not later than 30 days after the date of the demand) and place as the chairman of the meeting directs and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn with the consent of the chairman at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

65.       (A)       Subject to the provisions of the Ordinance, a resolution
                    in writing signed by all Members for the time being entitled to receive notice of and attend and vote at general meetings
                    (or being corporations, by a Director thereof or by their duly authorised representative) shall be treated as a resolution duly passed at a general meeting of the Company duly convened and held, and, where relevant, as a special resolution so passed. Any such resolution may consist of several documents in the like form, each signed by one or more persons.

          (B) Subject to the provisions of the Ordinance, all general meetings may be held by means of video conference or by other lawful electronic means and in such manner as may be agreed by the Company in general meeting. All the provisions in these Articles as to general meetings shall, mutatis mutandis, be applicable.

          (C)       (1)    Where the Company has only one Member and that
                           Member takes any decision that may be taken by the Company in general meeting and that has effect as if agreed by the Company in general meeting, he shall (unless that decision is taken by way of a written resolution agreed in accordance with section 116B of the Ordinance) provide the Company with a written record of that decision within 7 days after the decision is made.

                    (2) Where the sole Member provides the Company with a written record of a decision in accordance with
                           Article 65(C)(1), that record shall be sufficient evidence of the decision having been taken by the sole Member.

                    (3) The Company shall cause a record of all written records provided to the Company in accordance with this Article to be entered into a book kept for that purpose in the same way as minutes of proceedings of a general meeting of the Company.

                                Votes of Members

66. Subject to the rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every Member present in person or by proxy or representative shall have one vote, and on a poll every Member present in person or by proxy or representative shall have one vote for each share of which he is the holder and which is paid up as to all amounts due on such share. A person entitled to cast more than one vote upon a poll need not use all his votes or cast all the votes he uses in the same way.

67. Any person entitled under Article 40 to be registered as a Member may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of such shares provided that at least 48 hours before the time of the holding of the meeting or adjourned meeting (as the case may be) at which he proposes to vote, he shall satisfy the Directors of his right to be registered as the holder of such shares or the Directors shall have previously admitted his right to vote at such meeting in respect thereof.

68. In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy or by representative, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Article be deemed joint holders thereof.

69. If (a) any objection shall be raised to the qualification of any voter or (b) any votes have been counted which ought not to have been counted or which might have been rejected or (c) any votes are not counted which ought to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

70. Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another person as his proxy to attend and vote instead of him. On a poll votes may be given either personally or by proxy. A proxy need not be a Member of the Company. A Member may appoint more than one proxy to attend on the same occasion.

71. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation, either under seal, or under the hand of an officer or attorney duly authorised. The signature on such instrument need not be witnessed.

72. The instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be deposited:

          (a) not less than 48 hours before the meeting at the Office or at the place or one of such places (if any) as maybe specified for the purpose in or by way of note to the notice convening the meeting or in any notice of any adjourned meeting or, in either case, in any document sent therewith or in the instrument of proxy issued by the Company; or

          (b) immediately before the commencement of the meeting or adjourned meeting or poll to which the proxy relates (as the case may be) at which the person named in the instrument proposes to vote at the place at which the meeting or adjourned meeting is convened and in default the instrument of proxy shall not be treated as valid. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting or poll concerned.

73. No instrument appointing a proxy shall be valid after the expiration of 12 months from the date of its execution unless it states that it is valid, for all meetings whatsoever until revoked with the exception that any instrument may be used at any adjournment of the meeting for which it was originally intended.

74. The instrument appointing a proxy to vote at a general meeting shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit.

75. A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death of the principal or the revocation of the proxy or transfer of the share in respect of which the proxy is given provided that no intimation in writing of the death, revocation or transfer has been received at the Office or such other place as was specified for the deposit of proxies or by the chairman of the meeting before the vote is given.

76. An instrument appointing a proxy may be in any usual or common form or in any other form which the Directors may approve and may be expressed to be valid for a particular meeting or generally until revoked.

77. Any corporation which is a Member may, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member.

                                    Directors

78. Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than the minimum required by the Ordinance nor more than six.

          The first Directors shall be determined in writing by the subscriber to the Memorandum of Association. A Director shall not be required to hold any shares in the Company by way of qualification.

79.       (A)       A Member entitled to appoint a person as a Director may
                    at any time and from time to time by notice in writing signed by such Member delivered to the Office appoint and/or remove or substitute such person as a Director. Any such notice may be signed on behalf of a corporate Member by a director thereof or by its duly authorised representative.
                    Any such notice may consist of several documents in the like form, each signed by one or more persons. At such times as a Member owns (i) at least 10% but less than 20% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute one Director; (ii) at least
                    20% but not more than 40% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute two Directors; (iii) more than 40% but less than 60% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute three Directors; (iv) at least 60% but not more than 80% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute four Directors;
                    (v) more than 80% but not more than 90% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute five Directors; and (vi) more than 90% of the total issued shares, such Member shall be entitled to appoint and at any time remove or substitute six
                    Directors.

          (B) Subject to the provisions of paragraph (A) above, the Company in general meeting may by ordinary resolution appoint any person to be a Director for such term as may be resolved or remove any existing Director. Special notice is required of a resolution to remove a Director or to appoint somebody in place of a Director so removed at the meeting at which he is removed in accordance with the Ordinance.

          (C) Subject to the provisions of paragraph (A) above, the Directors may appoint any person to be a Director as an additional Director or to fill a casual vacancy provided that any person so appointed shall hold office only until the conclusion of the next following annual general meeting and shall then be eligible for re-election.

          (D) Any appointment of a Director pursuant to this Article shall be ineffective if such appointment would have the result that the number of Directors exceeds the number fixed in accordance with Article 78.

80. The Directors shall be entitled to receive by way of remuneration for their services such sum as shall from time to time be determined by all the Members, such sum (unless otherwise unanimously directed by the Members) to be divided amongst the Directors in such proportions and in such manner as the Directors may agree or, failing agreement, equally, except that if any Director holding office for less than the whole of the relevant period in respect of which the remuneration is paid shall only rank in such division in proportion to the time during such period for which he has held office.

81. Any Director who holds any executive office or who serves on any committee, or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, commission or otherwise as the Directors may determine.

82. The Directors may repay to any Director all such reasonable expenses as he may incur in attending and returning from meetings of the Directors or of any committee of the Directors or general meetings or otherwise in or about the business of the Company.

83.       The office of a Director shall be vacated if the Director:

          (a) becomes bankrupt or has a receiving order made against him or suspends payment or makes any arrangement or composition with his creditors generally;

          (b) becomes a lunatic or of unsound mind or a patient for any purpose of any statute relating to mental health and the Directors resolve that his office be vacated;

          (c) (not being a Director appointed to an office in the management or business of the Company under Article 88(A) whose contract precludes resignation) resigns his office by notice in writing to the Company;

          (d)       is convicted of an indictable offence;

          (e) has his office vacated or becomes prohibited from being a Director under any of the provisions of the Ordinance or any order made under the Ordinance;

          (f) absents himself from the meetings of the Directors during a continuous period of 6 months, without special leave for absence from the Directors and his alternate Director (if any) shall not during such period have attended in his stead and the Directors pass a resolution that his office be vacated by reason of such absence; or

          (g) shall be removed from office by a Member or the Members in accordance with Article 79(A) or (B).

84. The Company shall keep a register in which there shall be entered the particulars required by the Ordinance in respect of the Directors, the Secretary and reserve Director, and shall from time to time notify the Registrar of Companies of any change that takes place in such particulars as required by the Ordinance.

                         Powers and Duties of Directors

85. The business of the Company shall be managed by the Directors who, without limiting the generality of the foregoing, may pay all expenses incurred in setting up and registering the Company and may exercise all such powers of the Company as are not required, by the Ordinance or by the Articles, to be exercised by the Company in general meeting subject, nevertheless, to such regulations as may be prescribed by the Company in general meeting being not inconsistent with any of the Articles or the provisions of the Ordinance; but no regulation made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

          The general powers given by this Article shall not be limited or restricted by any special authority or power given to the Directors by any other Article. A meeting of the Directors at which a quorum is present may exercise all powers exercisable by the Directors.

86. The Directors may establish and maintain or procure the establishment and maintenance of any contributory or non-contributory pension or superannuation funds or death or disability benefits for the benefit of, or give or procure the giving of donations, gratuities, pensions, allowances or emoluments to, any persons who are or were at any time in the employment or service of the Company or of any company which is a subsidiary of the Company or is allied or associated with the Company or with any such subsidiary company or who are or were at any time Directors or officers of the Company or of any such other company as aforesaid and holding or who have held any salaried employment or office in the Company or such other company and the wives, widows, families and dependants of any such persons. The Directors may also establish and subsidise or subscribe to any institutions, associations, clubs or funds calculated to be for the benefit of or to advance the interests and well-being of the Company or of any such other company as aforesaid or of any such persons as aforesaid and may make payments for or towards the insurance of any such persons as aforesaid and subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. The Directors may do all or any of the matters aforesaid, either alone or in conjunction with any such other company as aforesaid. Any Director holding any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument.

87. The Directors may from time to time and at any time by power of attorney or otherwise appoint any company, firm or person or any fluctuating body of persons, whether nominated directly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.

88.       (A)       The Directors may from time to time appoint one or more
                    of their body to the office of managing director or joint managing director on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke any such appointment. Such appointment shall automatically determine if the holder ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

          (B) The Directors may entrust to and confer upon a managing director or joint managing director any of the powers exercisable by them as Directors upon such terms and conditions and with such restrictions as they think fit, and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

                    The managing director or joint managing directors shall receive such remuneration (either by way of salary, commission, participation in profits, or otherwise howsoever) as the Directors may determine.

89. The Directors shall cause minutes to be duly entered in books provided for the purpose:

          (a)       of all appointments of officers made by the Directors;

          (b) of the names of the Directors present at each meeting of the Directors and of any committee of Directors;

          (c) of all declarations made or notices given by any Director (either generally or specially) of his interest in any contract or proposed contract or of his holding of any office or property whereby any conflict of duty or interest may arise; and

          (d) of all resolutions, written records and proceedings of general meetings of the Company and of meetings of the Directors and any committee of Directors;

          and any such minutes of any general meeting of the Company or any meeting of the Directors or of any committee of Directors shall be signed by the chairman of such meeting or by the chairman of the next succeeding meeting and if so signed shall be receivable as prima facie evidence of the matters stated therein.

                                Borrowing Powers
                                ----------------

90. The Directors may exercise all powers of the Company to borrow money, to give guarantees and to mortgage or charge the undertaking, property and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

                              Directors' Interests
                              --------------------

91.       (A)       A Director may be or become a director or other officer
                    of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as vendor, shareholder or otherwise and, subject to the Ordinance, no such Director shall be accountable to the Company for any remuneration or benefits received by him as a director or officer of, or from his interest in, such other company unless the Company otherwise directs. The Directors may exercise the voting powers conferred by the shares in any other company held or owned by the Company or exercisable by them as directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them as directors or other officers of such company) and any Director may vote in favour of the exercise of such voting rights in the manner aforesaid notwithstanding that he may be, or about to be, appointed a director or other officer of such a company and that as such he is or may become interested in the exercise of such voting rights in the manner aforesaid.

          (B) A Director may hold other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms as to remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such office or place of profit or as vendor, purchaser or otherwise nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested (whether or not such contract or arrangement is with any person, company or partnership of or in which any Director shall be a member) be liable to be avoided on that account nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established provided that such Director shall forthwith disclose the nature of his interest in any contract or arrangement in which he is interested as required by and subject to the provisions of the Ordinance and the Articles. A Director may vote in respect of any resolution concerning his own appointment as the holder of any office or place of profit with the Company (including the arrangement or variation of the terms thereof or the termination thereof).

          (C) A Director who is in any way, whether directly or indirectly, materially interested in a contract, arrangement or transaction or proposed contract, arrangement or transaction with the Company and which is of significance in relation to the Company's business shall declare the nature of his interest at the earliest meeting of the Directors at which it is practicable for him to do so, in accordance with the Ordinance. A general notice to the Directors by a Director stating that, by reason of facts specified in the notice, he is to be regarded as interested in contracts, arrangements or transactions or proposed contracts, arrangements or transactions of any description which may subsequently be made or contemplated by the Company shall be deemed for the purposes of this Article to be a sufficient declaration of his interest, so far as attributable to those facts, in relation to any contract, arrangement or transaction or proposed contract, arrangement or transaction of that description which may subsequently be made or contemplated by the Company, but no such general notice shall have effect in relation to any contract, arrangement or transaction or proposed contract, arrangement or transaction unless it is given before the date on which the question of entering into the same is first taken into consideration on behalf of the Company.

          (D) Provided such disclosure is made as aforesaid, a Director shall be entitled to vote in respect of any contract or arrangement in which he is interested and to be counted in the quorum present at the meeting at which such contract or arrangement is considered.

          (E) If any question shall arise at any meeting as to the materiality of a Director's interest or the significance of a contract, arrangement or transaction or proposed contract, arrangement or transaction or as to the entitlement of any Director to vote or form part of a quorum and such question is not resolved by his voluntarily agreeing to abstain from voting, such question shall be referred to the chairman of the meeting and his ruling in relation to any Director (other than himself) shall be final and conclusive except in a case where the nature or extent of the interests of the Director concerned as known to such Director have not been fairly disclosed.

          (F) The Company may by Ordinary Resolution suspend or relax the provisions of this Article to any extent or ratify any transaction not duly authorised by reason of a contravention of this Article.

          (G) Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

          (H)       (1)  Subject to the provisions of Article 91(H)(2), in
                         case the Company has only one Member and the Company enters into a contract with that Member and that Member is also a Director of the Company, unless the contract is in writing, the terms of the contract shall be set out in a written memorandum within 7 days after the contract is made and the memorandum shall be kept at the same place where the books containing the minutes of the meetings of the Directors are kept.

                    (2) Article 91(H)(1) does not apply to contracts entered into in the ordinary course of the Company's business.

                            Proceedings of Directors

92. The Directors may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings as they think fit. At any time any Director may, and the Secretary on requisition of any Director shall, summon a meeting of Directors. Any Director may waive notice of any meeting and any such waiver may be given prospectively or retrospectively. Subject to Article 93(A) and Article 102, questions arising at any meeting shall be decided by resolution passed by a simple majority of votes and in the event, of an equality of votes the Chairman shall not have a second or casting vote.

93.       (A)       A resolution in writing signed by all the Directors for
                    the time being shall be as valid and effectual as if it had been passed at a meeting of the Directors duly convened and held. Any such resolution may consist of several documents in like form each signed by one or more of the Directors.

          (B)       (1)  In case the Company has only one Director and that
                         Director takes any decision that may be taken in a meeting of the Directors and that has effect as if agreed in a meeting of the Directors, he shall (unless that decision is taken by way of a resolution in writing) provide the Company with a written record of that decision within 7 days after the decision is made in accordance with the Ordinance provided that failure by the Director to provide the written record shall not affect the validity of any decision concerned.

                    (2) Where the Director provides the Company with a written record of a decision, that record shall be sufficient evidence of the decision having been taken by the Director.

                    (3) The Company shall cause a record of all written records provided to the Company to be entered into a book kept for that purpose in the same way as minutes of proceedings of a meeting of the Directors.

94. Meetings of the Directors may be held by means of conference telephone, video conference or by such lawful electronic means and in such manner as may be agreed by the Directors. All the provisions in these Articles as to Directors' meetings shall, mutatis mutandis, be applicable.

95. No meeting of the Directors may proceed to business nor transact any business unless a quorum is present at the start and throughout such meeting. The quorum of a Directors' meeting shall be one Director appointed by BRC and two Directors appointed by Geron, present in person or represented by an alternate. In the event that a quorum of the Directors is not so present at the start of and throughout a duly convened meeting of Directors, that meeting shall be adjourned to the same time and place on the same day in the next week or as otherwise agreed by a simple majority of the Directors and a quorum at such adjourned meeting shall consist of any three Directors present in person or represented by an alternate. Any Director who ceases to be a Director at a Directors' meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Directors' meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

96. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

97. The Chairman shall at all times be a Director appointed by the Member holding more than 50% of the total issued shares or if no Member holds more than 50% of the total issued Shares, then determined by ordinary resolution of the Members. In the case of an equality of votes at any meeting of the Board or of the Members, the Chairman shall not be entitled to a second or casting vote. If at any meeting the Chairman is not present within 10 minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

98. The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

99. A committee may elect a chairman of its meetings; if no such chairman is elected, or if at any meeting the chairman is not present within 10 minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

100.      (A)       All acts done by any such committee in conformity with
                    such regulations and in fulfilment of the purposes for which it is appointed, but not otherwise, shall have the like force and effect as if done by the Directors and the Directors shall have power, with the consent of the Company in general meeting, to remunerate the members of any special committee and charge such remuneration to the current expenses of the Company.

          (B) The meetings and proceedings of any such committee consisting of two or more members shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Directors including Articles 92 to 94 so far as the same are applicable thereto and are not replaced by any regulations imposed by the Directors pursuant to
                    Article 98.

101. All acts bona fide done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid or that they or any of them were or was disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or member of such committee.

      Prior Approval Required for Certain Actions of Directors and Members

102.      (A)       Subject to any agreement in writing between the Members,
                    the Company and/or the Directors shall not, without the prior written approval of each of the Members:

                    (1) repurchase any of its own shares or effect any reduction of share capital or enter into any scheme of arrangement in respect of its share capital;

                    (2) permit the registration of any person as a shareholder whether by way of subscription or transfer if such subscription or transfer is restricted by or not in compliance with any agreement in writing between the Members;

                    (3)  vary any of the rights attaching to any Shares;

                    (4) create or, where appropriate, issue any fixed or floating charge, debenture, lien (other than a lien arising by operation of law or in the ordinary course of business) or other mortgage, encumbrance or security over the whole or any part of the undertaking, business, property or assets (tangible or intangible) of the Company, except for the purpose of securing the indebtedness of the Company for sums borrowed in the ordinary and proper course of the business of the Company;

                    (5) give any guarantee, indemnity or security to secure the liabilities or obligations of any person (other than the Company);

                    (6) make any material change in the nature of the business of the Company as approved by the Members;

                    (7) enter into, vary or terminate any of the agreements between the Company and any of the Members or any of the Associated Companies of any Member relating to the licensing of intellectual property rights or the provision to the Company of services (other than in accordance with its terms); or

                    (8) establish, cancel, or vary the terms of any share option or share incentive scheme.

          (B) The approval of a Member under Article 102(A) shall not be required if that Member ceases to be the legal and beneficial owner of at least 15% of the total issued share capital from time to time.

          (C) No provision of these Articles shall restrict any Member from procuring (or require such Member to obtain the consent of each of the other Members for) the winding up of the Company in any manner permitted by law, provided that, for the avoidance of doubt, the foregoing shall not restrict, limit or reduce in any manner any of the obligations of any Member that apply upon and following the winding up of the Company under applicable law or any agreement between the Members.

                               Alternate Directors

103.      (A)       A Director may at any time by notice in writing
                    delivered to the Office or at a meeting of the Directors appoint any person (including another Director) to be an alternate Director in his place. Any person so appointed under this Article shall (except when absent from Hong Kong) be entitled to receive notices of and to attend and vote at meetings of the Directors and be counted towards a quorum and generally at such meetings to perform all the functions of his appointor as a Director and shall automatically vacate his office on the expiration of the term for or the happening of the event until which he is by the terms of his appointment to hold office or which, were he a Director, would cause him to vacate such office or if the appointor in writing revokes the appointment or himself ceases for any reason to hold office as a Director. An appointment of an alternate Director under this Article shall not prejudice the right of the appointor to receive notices of and to attend and vote at meetings of the Directors and the powers of the alternate Director shall automatically be suspended during such time as the Director appointing him is himself present in person at a meeting of the Directors.

          (B) An alternate Director shall (subject to his giving to the Company an address at which notices may be served on him) be entitled (in addition to his appointor) to receive and (in lieu of his appointor) to waive notices of meetings of the Directors and of any committee of the Directors of which his appointor is a member and shall be entitled to attend and vote as a Director and be counted in the quorum at any such meeting at which his appointor is not personally present and generally at such meeting to perform all functions of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Articles shall apply as if he (instead of his appointor) were a Director.

                    If he shall be himself a Director and shall attend any such meeting as an alternate for more than one Director, he shall be counted in the quorum separately in respect of himself (if a Director) and in respect of each Director for whom he is an alternate (but so that nothing in this provision shall enable a meeting to be constituted when only one person is physically present) and his voting rights shall be cumulative and he need not use all his votes or cast all the votes he uses in the same way. His signature to any resolution in writing of the Directors or of any such committee and his attestation of the affixing of the Seal shall be as effective as the signature and attestation of his appointor. An alternate Director shall not (save as aforesaid) have power to act as a Director nor shall he be deemed to be a Director for the purposes of these Articles.

          (C) An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified to the same extent mutatis mutandis as if he were a Director but he shall not be entitled to receive from the Company in respect of his appointment as alternate Director any remuneration except only such part (if any) of the remuneration otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct.

          (D) Section 153B(1) of the Ordinance shall not apply to an alternate Director appointed pursuant to these Articles.

                                Reserve Director
                                ----------------

104.      (A)       In case the Company has only one Member and that Member
                    is the sole Director of the Company, subject to the Ordinance, the Company may in general meeting, notwithstanding anything in these Articles, nominate a person (other than a body corporate) who has attained the age of 18 years as a reserve Director of the Company to act in the place of the sole Director in the event of his death.

          (B) The nomination of a person as a reserve Director of the Company ceases to be valid if:

                    (a) before the death of the Director in respect of whom he was nominated,

                         (i)  he resigns as reserve Director; or

                        (ii) the Company in general meeting revokes the nomination; or

                    (b) the Director in respect of whom he was nominated ceases to be the sole Member and sole Director of the Company for any reason other than the death of that Director.

          (C)       Subject to compliance with the conditions set out in
                    Article 104(D), in the event of the death of the Director in respect of whom the reserve Director is nominated, the reserve Director shall be deemed to be a Director of the Company for all purposes until such time as:

                    (a) a person is appointed as a Director of the Company in accordance with these Articles; or

                    (b)  he resigns from his office of Director,

                    whichever is the earlier.

          (D)       The conditions referred to in Article 104(C) are:

                    (a) the nomination of the reserve Director has not ceased to be valid under Article 104(B); and

                    (b) the reserve Director is not prohibited by law from acting as a Director of the Company.

          (E) The provisions in these Articles relating to the resignation of Directors apply to a reserve Director appointed under this Article.

                                    Secretary
                                    ---------

105.      (A)       The Secretary shall be appointed by the Directors for
                    such term, at such remuneration and upon such conditions as they may think fit and any Secretary so appointed may be removed by them. Anything by the Ordinance or the Articles required or authorised to be done by or to the Secretary, may be done by or to any assistant or deputy secretary or if there is no assistant or deputy secretary capable of acting, by or to any officer of the Company authorised generally or specially in that behalf by the Directors. In the event that the Secretary appointed is a corporation, it may act and sign by the hand of any one or more of its Directors or officers duly authorised.

          (B) The Secretary shall, if an individual, ordinarily reside in Hong Kong and, if a body corporate, have its registered office or a place of business in Hong Kong. In case the Company has only one Director, the sole Director shall not also be the Secretary of the Company and the Company shall not have as its Secretary a body corporate the sole Director of which is the sole Director of the Company.

          (C) A provision of the Ordinance or the Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

                                     Cheques

106. All cheques, promissory notes, drafts, bills of exchange, and other negotiable or transferable instruments, and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Directors shall from time to time by resolution determine.

                                    The Seal

107. The Directors shall provide for safe custody of the Seal which shall only be used with the authority of the Directors or of a committee authorised by the Directors in that behalf; and every instrument to which the Seal shall be affixed shall be signed by one Director or the Secretary or by some other person appointed by the Directors for the purpose.

108. The Company may exercise the powers conferred by the Ordinance with regard to having an official seal for use outside Hong Kong and such powers shall be vested in the Directors.

                             Dividends and Reserves

109. The Company in general meeting may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

110. The Directors may from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company.

111. No dividend shall be paid otherwise than out of profits available for the purpose and in accordance with the Ordinance.

112. The Company may upon the recommendation of the Directors by ordinary resolution direct payment of a dividend in whole or in part by the distribution of specific assets (and in particular of paid up shares or debentures of any other company) and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Member upon the footing of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees as may seem expedient to the Directors.

113. Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid on a share in advance of calls shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date such share shall rank for dividend accordingly. The Directors may deduct from any dividend payable to any Member all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

114. The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments (other than shares of the Company) as the Directors may from time to time think fit and the Directors may also without placing the same to reserve carry forward any profits.

115. If several persons are registered as joint holders of any share, any one of them may give an effectual receipt for any dividend or other moneys payable on or in respect of the share.

116. Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto or in the case of joint holders to any one of such joint holders at his registered address or to such person at such address as the Member or person entitled or such joint holders (as the case may be) may direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled or such joint holders (as the case may be) may direct.

117.      No dividend shall bear interest against the Company.

118. The Directors may, with the sanction of a resolution of the Company, capitalise any sum standing to the credit of any of the Company's reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of any profit and loss account or otherwise available for distribution by appropriating such sum to the holders of shares in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and applying such sum on their behalf in or towards paying up any amount for the time being unpaid on any shares held by them respectively or in paying up in full unissued shares (or, subject to any special rights previously conferred on any shares or class of shares for the time being issued, unissued shares of any other class not being redeemable shares) for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid, or partly in the one way and partly in the other. Notwithstanding the foregoing, the share premium account and a capital redemption reserve fund may, for the purposes of this Article, only be applied in the paying up of unissued shares to be allotted to Members as fully paid bonus shares. The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation, with full power to the Directors to make such provisions as they think fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all the Members interested into an agreement with the Company providing for any such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

119. The payment by the Directors of any unclaimed dividend or other moneys payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof and any dividend unclaimed after a period of 12 years from the date of declaration of such dividend shall be forfeited and shall revert to the Company.

                                  Record Dates

120. Notwithstanding any other provision of these Articles the Company or the Directors may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made.

                                    Accounts

121. The Directors shall cause proper books of account to be kept with respect to:

          (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place;

          (b)       all sales and purchases of goods by the Company; and

          (c)       the assets and liabilities of the Company.

          Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

122. The books of account shall be kept at the Office or, subject to the Ordinance, at such other place or places as the Directors think fit, and shall always be open to the inspection of any Director.

123. The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by statute or authorised by the Directors or by the Company in general meeting.

124. The Directors shall from time to time, in accordance with sections 122, 124 and 129D of the Ordinance, cause to be prepared and to be laid before the Company in general meeting such profit and loss accounts, balance sheets, group accounts (if any) and reports as are referred to in those sections.

125. Subject to section 129G of the Ordinance, a copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the Company in general meeting, together with a copy of the Directors' report and a copy of the auditors' report, shall not less than 21 days before the date of the meeting be sent to every Member, and every holder of debentures of the Company and to all persons other than Members or holders of debentures of the Company, being persons entitled to receive notices of general meetings of the Company provided that this Article shall not require a copy of those documents to be sent to any person of whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

                                Branch Registers

126. The Company may exercise the powers conferred by the Ordinance and may cause to be kept in any place outside Hong Kong a branch register of Members. The Board of Directors may, subject to the Ordinance, make or vary from time to time such provisions as it thinks fit respecting the keeping of any such branch register and the transfer of shares to, on or from any such branch register and shall comply with the requirements of any local law.

                                      Audit

127. Auditors shall be appointed and their duties regulated in accordance with the Ordinance.

                                     Notices

128. Any notice or other communication (except the appointment of a Secretary) between the Company, any Director or Member may be given personally or effected in writing or by any other means in the form of an electronic record at the recipient's postal or electronic address. A Member who (having no registered address in Hong Kong) has not supplied to the Company an address, cable, telex, or electronic address for the service of notices shall not be entitled to receive notices from the Company.

129.      Where a notice is sent:

          (a) by post, service of the notice shall be deemed to be effected by properly addressing, prepaying, and posting a letter containing the notice, and to have been effected in the case of a notice of a meeting sent to a Member at his registered address in Hong Kong at the expiration of 48 hours after the letter containing the same is posted, and in any other case at the time at which the letter would be delivered in the ordinary course of post, provided always that notices despatched to addresses outside Hong Kong shall be sent by air mail; or

          (b) by telex when despatched with confirmed answerback (in the case of any notice made by telex); or

          (c) by telegraph or cable, 24 hours after delivery to the telegraph or cable company; or

          (d) by facsimile or electronic means, on transmission provided that the transmission records reveal that the facsimile or electronic means has no error or break.

130. A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder named first in the Register in respect of the share.

131. A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a Member by sending it to them, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, by the means set out in Articles 128 and 129, supplied for the purpose by the persons claiming to be so entitled, or by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

132. Any person who, by operation of law, transfer or other means whatsoever, becomes entitled to any share shall be bound by every notice in respect of such share which, prior to his name and address being entered in the Register, shall have been duly given to the person from whom he derived his title to such share.

                            Destruction of Documents

133. The Company may destroy:

          (a) any share certificate which has been cancelled at any time after the expiry of one year from the date of such cancellation;

          (b) any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiry of 2 years from the date of such mandate, variation, cancellation or notification was recorded by the Company;

          (c) any instrument of transfer of shares which has been registered at any time after the expiry of six years from the date of registration; and

          (d) any other document on the basis of which any entry in the Register is made at any time after the expiry of 6 years from the date an entry in the Register was first made in respect of it; and it shall conclusively be presumed in favour of the Company that every share certificate so destroyed was a valid certificate duly and properly cancelled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company, provided always that:-

               (i) the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

               (ii) nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

               (iii) references in this Article to the destruction of any document include references to its disposal in any manner.

                                   Winding Up

134. If the Company is wound up and the assets available for distribution amongst the Members as such are insufficient to repay the whole of the paid-up capital, such assets shall be distributed so that as nearly as may be the losses shall be borne by the Members in proportion to the capital paid up or which ought to have been paid up at the commencement of the winding up on the shares held by them respectively. If in a winding up the assets available for distribution among the Members are more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed amongst the Members in proportion to the nominal capital at the commencement of the winding up paid up by them respectively. This Article shall not add to or detract from the rights of the holders of shares issued upon special terms and conditions.

135. No fee or commission shall be paid by the Company to any Director or liquidator upon any sale or realisation of the Company's undertaking or assets or any part thereof except with the sanction of a general meeting convened by notice specifying the fee or commission proposed to be paid.

136. If the Company shall be wound up (whether voluntarily or otherwise) the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by the Ordinance, divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any shares or other securities whereon there is any liability.

                                    Indemnity

137. (A) Subject to the provisions of and so far as may be permitted by the Ordinance, the Company may indemnify any officer of the Company against all costs, charges, losses, expenses and liabilities which he may sustain or incur in or about the execution and discharge of his duties or in relation thereto including any liability incurred by him:

          (a) in defending any proceedings, whether civil or criminal, in which judgment is given in his favour or in which he is acquitted; or

          (b) in connection with any application under section 358 of the Ordinance in which relief is granted to him by the court.

     (B)  The Company may purchase and maintain for any officer of the Company:

          (a) insurance against any liability to the Company, a related company or any other party in respect of any negligence, default, breach of duty or breach of trust (save for fraud) of which he may be guilty in relation to the Company or a related company; and

          (b) insurance against any liability incurred by him in defending any proceedings, whether civil or criminal, taken against him for any negligence, default, breach of duty or breach of trust (including fraud) of which he may be guilty in relation to the Company or a related company.

     (C) Subject to section 165 of the Ordinance, if any Director and/or other person shall become personally liable for the payment of any sum primarily due from the Company, the Directors may execute or cause to be executed any mortgage, charge, or security over or affecting the whole or any part of the assets of the Company by way of indemnity to secure the Director and/or person so becoming liable as aforesaid from any loss in respect of such liability.

                                   Schedule 4
                                   ----------
                         Written Resolution of Directors
                         -------------------------------

                             TA THERAPEUTICS LIMITED
                             -----------------------

RESOLUTIONS IN WRITING OF ALL THE DIRECTORS OF THE COMPANY PURSUANT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY

--------------------------------------------------------------------------------


1.   Capital Structure
     -----------------


     Reference was made to the written resolution of all the members of the Company passed on 15th June 2007 relating to changes in the capital structure of the Company and the adoption of new Articles of Association of the Company ("Written Resolution of Members").

     Noted that immediately following the changes, the authorized share capital of the Company was US$* divided into * unclassified ordinary shares, all of US$1.00 each, and the issued share capital of the Company was US$* divided into * unclassified ordinary shares of US$1.00 each, of which:

     (a) Biotechnology Research Corporation Limited was the holder of * unclassified ordinary shares of US$1.00 each of which:

          (i)  * ordinary shares numbered 1 to * were fully paid up; and

          (ii) 1 ordinary share numbered * (the "BRC Partly Paid Share") was paid up as to the nominal amount of US$1.00 and remained unpaid as to the premium payable on such share in the sum of US$*;

     (b) Geron Corporation was the holder of * ordinary shares of US$1.00 each numbered * to * all of which were fully paid up.

2.   Register of Members
     -------------------

     RESOLVED that the changes in the capital structure of the Company specified in the Written Resolution of Members and the resulting re-designation of the shares registered in the names of each of the members and the amounts paid up and to be paid up on the Shares respectively held by each of the members be recorded in the register of members with immediate effect.

3.   Issue of Certificates
     ---------------------

     RESOLVED that upon delivery up by a member of the shares certificates in its name in respect of the shares held by it as previously designated as class A Shares or class B shares (as the case may be) or an indemnity under hand in respect thereof, the Company Secretary be and is authorised and directed to issue to such member the following replacement certificates, such certificates to be sealed under the common seal of the Company and signed by any one director of the Company:


-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Certificate No.           Name of Shareholder                No. of Shares
---------------           -------------------                -------------
     10                   Biotechnology Research             * fully paid
                          Corporation Limited                ordinary shares

     11                   Biotechnology Research             * fully paid
                          Corporation Limited                ordinary shares

     12                   Biotechnology Research             1 partly paid
                          Corporation Limited                ordinary share
                                                             (paid up as
                                                             to US$1)

     13                   Geron Corporation                  * fully paid
                                                             ordinary shares




Dated as of : 15th June 2007





/s/ Chu Ching-wu                                /s/ David L. Greenwood
-------------------------------                 --------------------------
Chu Ching-wu                                    David L. Greenwood


/s/ William Yiu                                 /s/ Thomas B. Okarma
-------------------------------                 -----------------------
Yiu Yan Pui, William                            Thomas B. Okarma


/s/ Lester Huang                                /s/ David J. Earp
-------------------------------                 ---------------------
Lester Garson Huang                             David J. Earp




-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 5
                                   ----------
                    Second Written Resolution of Shareholders
                    -----------------------------------------


                             TA THERAPEUTICS LIMITED
                             -----------------------

RESOLUTION IN WRITING OF ALL THE SHAREHOLDERS OF THE COMPANY PURSUANT TO SECTION 116B OF THE COMPANIES ORDINANCE


--------------------------------------------------------------------------------



1. NOTED that:

         (a) resolutions of members had previously been passed to re-classify and re-designate all the existing shares in the capital of the Company into unclassified ordinary shares of US$1.00 each and to adopt new articles of association of the Company; and

         (b) a resolution of the directors of the Company had previously been passed to approve amendments to the description of the shares registered in the names of the members of the Company in the register of members of the Company as unclassified ordinary shares of US$1.00;

         (c) pursuant to the resolutions of the directors of the Company the amendments referred to in paragraph (b) above had been made in the register of members and accordingly members previously registered as the holders of class A shares of US$1.00 each or class B shares of US$1.00 each were now registered as the holders of unclassified ordinary shares of US$1.00 each.

2. RESOLVED that the following resolution be passed as a Special Resolution:

         Special Resolution - Reduction of Capital
         -----------------------------------------

         "That the capital of the Company be reduced by reducing the liability in respect of the premium payable on the one partly paid share now registered in the name of Biotechnology Research Corporation Limited from US$* to US$*."



Dated as of                   2007.
            -----------------




------------------------------------            --------------------------------
For and on behalf of                            For and on behalf of
Biotechnology Research Corporation Limited      Geron Corporation



-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 6
                         Form of Resignation of Director






To:      The Directors
TA Therapeutics Limited
14th Floor, Hutchison House, 10 Chater Road, Central Hong Kong



Dear Sirs

I hereby resign as a director of TA Therapeutics Limited (the "Company") with effect from the close of business on the date of this letter and hereby confirm that I have no claim outstanding against the Company, whether for compensation or otherwise.

Dated: 15th June 2007



SIGNED SEALED AND DELIVERED          )
by Chu Ching-wu                      )     /s/ Chu Ching-wu
in the presence of:  Tony Eastham    )


Witness signature:         /s/ Tony Eastham

Witness name and
Address:          8 UK Tau Village
                  Pau Tam Road
                  Sai Kung, N.T.

                                   Schedule 7
                                   ----------
                     Second Written Resolution of Directors
                     --------------------------------------

                             TA THERAPEUTICS LIMITED
                             -----------------------

RESOLUTIONS IN WRITING OF ALL THE DIRECTORS OF THE COMPANY PURSUANT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY

--------------------------------------------------------------------------------



1.       Share Capital
         -------------

         Noted that pursuant to written resolutions of all the members and all the directors, the register of members had been amended to record that Biotechnology Research Corporation Limited ("BRC") was the holder of * ordinary shares of US$1.00 each of which (i) * shares were fully paid up; and (ii) 1 share (the "BRC Partly Paid Share") was paid up as to the nominal amount of US$1.00 and remained unpaid as to the premium payable thereon.

2.       Transfer of Shares
         ------------------

         NOTED that the Company had received duly executed bought and sold notes and instruments of transfer in the form attached to this resolution in respect of the transfer of * fully paid up ordinary shares of US$1.00 each by BRC to Geron Corporation ("Geron") (the "Sale Shares").

         RESOLVED that:

         (a) subject to the bought and sold notes and instruments of transfer being duly stamped, the transfer of the Sale Shares be and is approved and Geron be entered in the register of members of the Company as the transferee of the Sale Shares; and

         (b) share certificate no. 10 in the name of Biotechnology Research Corporation Limited be cancelled and a new share certificate no. 14 be issued to Geron in respect of the Sale Shares upon completion of the transfer, such certificate to be sealed under the common seal of the Company and signed by any one director of the Company.

3.       Agreements
         ----------

         There are annexed to these Resolutions the following documents:

         (a) an Amended BRC Services Agreement to be made between BRC and the Company by which BRC agrees to provide certain services to the Company on such terms and conditions specified therein, such agreement superceding the existing services agreement between BRC and the Company; and

         (b) an Amended and Restated Joint Venture Agreement to be made between BRC, Geron and the Company providing for the manner in which the Company is to be regulated;

-------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         (c) a Side Letter from the Company to BRC confirming that the Company has not made a call in respect of the premium of US$* on its partly paid share (formerly designated as a B Share).

         RESOLVED that the above agreements and letter be approved and that any director be authorized to sign the above agreements and letter and if necessary to affix the common seal of the Company thereto.

4.       Resignation and Appointment of Director
         ---------------------------------------

         NOTED that Mr. Chu Ching-wu had submitted his resignation with effect from the close of business on the date of this resolution.

         After the above changes, the full slate of the Directors of the Company would be as follows:

        Name                          Representing
        ----                          ------------

        Lester Garston Huang          Biotechnology Research Corporation Limited
        Yan Pui Yiu, William          Biotechnology Research Corporation Limited
        Thomas Bernard Okarma         Geron Corporation
        David L. Greenwood            Geron Corporation
        David John Earp               Geron Corporation




Dated as of : 15th June 2007



  /s/ Chu Ching-wu                      /s/ David L. Greenwood
----------------------------------     ----------------------------------
Chu Ching-wu                          David L. Greenwood


  /s/ William Yiu                      /s/ Thomas B. Okarma
-------------------------------       ----------------------------------
Yiu Yan Pui, William                  Thomas B. Okarma


  /s/ Lester Huang                     /s/ David J. Earp
--------------------------------      ----------------------------------
Lester Garson Huang                   David J. Earp







-------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Schedule 8
                                   ----------
                  Amended and Restated Joint Venture Agreement
                  --------------------------------------------

See Exhibit 10.2.

                                   Schedule 9
                                   ----------
                         Amended BRC Services Agreement
                         ------------------------------


This Services Agreement (the "Agreement"), effective 15th June, 2007, is between Biotechnology Research Corporation Limited, a Hong Kong corporation having a place of business at The Hong Kong University of Science and Technology, Clear Water Bay, Kowloon, Hong Kong ("BRC"), TA Therapeutics Limited, a Hong Kong private limited company whose registered office is at 14th Floor, Hutchison House, 10 Chater Road, Central, Hong Kong ("TAT") and Geron Corporation, a company incorporated under the laws of the state of Delaware whose registered office is at 230 Constitution Drive, Menlo Park, California 94025, United States of America ("Geron").

RECITALS

WHEREAS, BRC and Geron have formed TAT to develop telomerase activation for human therapeutic applications, pursuant to a Joint Venture Agreement dated 1 March, 2005 (the "Original Joint Venture Agreement") and BRC and TAT entered into a Services Agreement dated 21 March 2005 ("Effective Date") for the performance of certain services by BRC for TAT ("Original BRC Services Agreement");

WHEREAS, BRC, Geron and TAT have entered into an Amended and Restated Joint Venture Agreement dated 15th June, 2007, amending, restating and superceding the Original Joint Venture Agreement (the "JV Agreement");

WHEREAS, under the JV Agreement BRC agrees to enter into this Agreement to perform certain services for TAT and this Agreement supercedes the Original BRC Services Agreement.

NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

1.       Definitions and Effect of this Agreement.

1.1. Definitions. Capitalized terms not defined in this Agreement shall have the meanings set forth in the JV Agreement. In addition, in this
         Agreement:

         "Relevant Person" means any person engaged at any time in the provision of Services, whether so engaged directly by BRC or indirectly by any other person, and includes without limitation (i) BRC, HKUST and RDC,
         (ii) any person who has Control of, is under the Control of or is under common Control with BRC, HKUST and/or RDC and (iii) each of the directors, officers, employees, consultants, third party contractors and agents from time to time of any such person or persons referred to in (i) or (ii) above;

         "RDC" means HKUST R and D Corporation Limited, a private limited company incorporated in Hong Kong;

         "Past Services" means any Services (as defined in the Original BRC Services Agreement) that have already been performed by BRC at the date of this Agreement; and

         "person" includes any individual, any form of body corporate, unincorporated association, firm, partnership, joint venture, consortium, association, organization or trust (in each case whether or not having a separate legal personality).

         1.2. Effect of this Agreement. This Agreement supercedes the Original BRC Services Agreement, which shall be deemed to have terminated with effect from the date of this Agreement, except that:

                  (a) the termination of the Original BRC Services Agreement shall not affect the accrued rights and obligations of the parties to that agreement;

                  (b) to the extent that any Addendum (as defined in the Original BRC Services Agreement) has been issued under the Original BRC Services Agreement for the provision of services which remain outstanding and which the parties intend should be performed after the date of this Agreement, that Addendum shall be deemed to be an Addendum issued under this Agreement, the services to be provided by BRC as referred to in that Addendum shall be deemed to be Services as defined in and for the purposes of this Agreement, the performance of the obligations of the parties (including payment) in respect of such services under the Original BRC Services Agreement shall be deemed to be performance of such obligations under this Agreement and, subject as provided above, the provisions of Section 2, 3, 4 and 5 of this Agreement shall be deemed to apply to that Addendum and to the provision of those services despite the termination of the Original BRC Services Agreement.

         1.3. Enforcement by Geron. Geron shall have no right to enforce any of the provisions of this Agreement unless and until the commencement of a winding up of TAT, whereupon Geron shall be entitled to enforce all provisions of this Agreement as are expressed to survive the termination of this Agreement.

2.       Services.
         ---------

         2.1. Business Services. From time to time TAT and BRC may agree on certain business, administrative, management or professional services ("Business Services") that BRC will perform or cause to be performed for TAT. The scope, period of performance, expected cost, and other terms and conditions for such Business Services, as agreed upon by TAT and BRC, will be set forth in a Business Services Addendum to this Agreement, signed by BRC and TAT. The parties contemplate that a separate Business Services Addendum will typically be executed for each distinct category of Business Services.

         2.2. Scientific Services. From time to time TAT and BRC may agree on certain scientific research and development work ("Scientific Services") that BRC will perform or cause to be performed for TAT. The scope, period of performance, expected cost, and other terms and conditions for such Scientific Services, as agreed upon by TAT and BRC, will be set forth in a Scientific Services Addendum to this Agreement, signed by BRC and TAT. The parties contemplate that a separate Scientific Services Addendum will typically be executed for each distinct research and development project.

         2.3. Performance of Services. BRC will perform all Business Services and Scientific Services (collectively, "Services") in accordance with this Agreement and each applicable Business Services Addendum or Scientific Services Addendum (each an "Addendum" and collectively "Addenda"). BRC warrants that the Services shall be provided with reasonable skill and care and the same degree of care and diligence that BRC uses for similar activities on its own behalf and shall conform to standards generally observed in the biotechnology industry for similar services and shall be provided with reasonable skill and care. BRC will use commercially reasonable efforts to provide the Services in a timely manner.

         2.4. Personnel. BRC will use qualified and experienced personnel with the necessary skills and expertise to perform all Services to be performed under this Agreement.

         2.5. Third Party Contractors. BRC may engage qualified third-party contractors, consultants or service providers (including but not limited to HKUST and Affiliated Companies Controlled by HKUST) to perform, or assist BRC in performing, the Services, but only if and to the extent specifically authorized by the applicable Addendum. BRC will remain responsible for the due performance of the Services.

3.       Payment for Services.
         ---------------------

         3.1.  Direct Cost Reimbursement. In consideration for the Services,
         TAT will pay BRC the Direct Cost (as defined in Section 3.2 below) of the Services provided, up to the monetary limit specified in the applicable Addendum. BRC shall not exceed, and TAT shall have no obligation to pay any amounts in excess of any monetary limit stated in the applicable Addendum unless approved in writing in advance by TAT.

         3.2. Definition of Direct Costs. The "Direct Cost" of Services shall mean the sum of the following:

                      (a) Salaries and wages of BRC's employees employed in the
                  performance of the Services. Labor charges will be based on time sheets approved by the respective employee's supervisor or such other method as is appropriate for the type of service provided and customarily used by BRC;

                       (b) BRC's actual cost of employee benefits for such
                  employees (calculated on a pro rata basis by reference to the actual time they are employed in the performance of the Services);

                      (c) BRC's actual cost for third-party contractors,
                  consultants and service providers authorized pursuant to
                  Section 2.5;

                      (d) BRC's actual cost for supplies purchased for use in
                  the performance of the Services;

                      (e) A percentage of BRC's actual cost for common supplies, calculated based on the allocation method used by BRC for such supplies for government grants;

                      (f) BRC's actual cost for equipment purchased which is
                  substantially dedicated for use in performance of the Services and specifically authorized in the applicable Addendum, and for maintenance of such equipment;

                      (g) BRC's reasonable travel and related expenses incurred
                  in connection with the performance of the Services by employees whose salaries and wages are chargeable under subsection (a) above who have been reimbursed under BRC's usual practice and in accordance with BRC's travel policy, provided that the travel has been approved in advance by TAT in the applicable Addendum or otherwise in writing;

                      (e) Other reasonable out-of-pocket expenses incurred by
                  BRC that are necessary for the proper performance of the Services and which have been approved in advance by TAT in the applicable Addendum or otherwise in writing.

3.3. Billing and Payment. BRC shall submit a monthly invoice to TAT for each calendar month on or before the fifteenth (15th) Business Day of the following calendar month. Each such invoice shall state separately for each Addendum the Direct Cost of Services provided in such month under such Addendum. TAT will pay BRC the amount due under each invoice within thirty (30) calendar days after receipt of the invoice.

4.       Limitations on Services.
         ------------------------

         4.1. No Representation or Warranty. The parties acknowledge that BRC is not in the business of providing the Services as set forth in this Agreement, and is entering into this Agreement as an accommodation to TAT in connection with the JV Agreement. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN AN ADDENDUM, BRC does not make any express or implied representations, warranties or guarantees relating to the Services to be provided hereunder or the quality or results of such services. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN AN ADDENDUM, ALL SERVICES PROVIDED HEREUNDER ARE PROVIDED TO NEWCO ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN AN ADDENDUM, BRC HEREBY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         4.2. Alternatives. If BRC reasonably believes it is unable to provide any of the Services because of a failure to obtain necessary consents, licences, sublicences or approvals or because of illegality or another cause beyond BRC's control, BRC and TAT shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem is otherwise resolved to the satisfaction of BRC and TAT, BRC shall use commercially reasonable efforts to continue providing the Services. To the extent an agreed-upon alternative approach requires payment above and beyond that which is included in BRC's charge for the Services in question, TAT shall be responsible for any such payment only if TAT agrees in advance in writing, provided that if TAT does not agree to be responsible for such payment, BRC will not be required to pursue such alternative approach.

5.       Term and Termination.

         5.1. Term. This Agreement shall terminate on the eighth (8th) anniversary of the Effective Date, unless earlier terminated as provided below.

         5.2. Termination of Agreement. This Agreement and all Addenda shall be terminated automatically, as provided in Clause 13.1.1 of the JV Agreement, if TAT is placed in winding up. In addition, this Agreement may be terminated as follows:

               5.2.1. By TAT, upon ten (10) days written notice, if BRC is in material breach of its obligations under this Agreement or any Addendum and such breach, if capable of remedy, has not been remedied to the reasonable satisfaction of TAT at the expiry of 60 days following receipt by BRC of a notice in writing from TAT notifying BRC of such breach and reasonably indicating the steps required to be taken to remedy the failure;

               5.2.2. By TAT, upon ten (10) days written notice, if BRC ceases to be a Shareholder of TAT;

               5.2.3. By BRC, upon ten (10) days written notice, if TAT is in material breach of its obligations under this Agreement or any Addendum and such breach, if capable of remedy, has not been remedied to the reasonable satisfaction of BRC at the expiry of 60 days following receipt by TAT of a notice in writing from BRC notifying TAT of such breach and Default Notice reasonably indicating the steps required to be taken to remedy the failure;

               5.2.4. By BRC, upon sixty (60) days written notice, if BRC ceases to be a Shareholder of TAT.

         5.3. Termination of Addendum. Any Addendum may be terminated as follows, unless such Addendum provides otherwise:

               5.3.1. By TAT, upon thirty (30) days written notice, with or without cause.

               5.3.2. By TAT, upon ten (10) days written notice, if BRC is in material breach of its obligations under such Addendum and such breach, if capable of remedy, has not been remedied to the reasonable satisfaction of TAT at the expiry of 60 days following receipt by BRC of a notice in writing from TAT notifying BRC of such breach and reasonably indicating the steps required to be taken to remedy the failure;

               5.3.3. By BRC, upon ten (10) days written notice, if TAT is in material breach of its obligations under such Addendum and such breach, if capable of remedy, has not been remedied to the reasonable satisfaction of BRC at the expiry of 60 days following receipt by TAT of a notice in writing from BRC notifying TAT of such breach and reasonably indicating the steps required to be taken to remedy the failure.

               5.3.4. By BRC, upon sixty (60) days' written notice, if BRC ceases to have available the personnel or resources required to perform the Services under such Addendum, provided that this section 5.3.4 will not apply with respect to personnel or resources designated by BRC as being dedicated to the performance of the Services.

         5.4. Termination of Performance. Upon any termination of an Addendum, BRC shall immediately cease performance of Services in respect of such Addendum and TAT shall be liable only for Direct Costs in respect of such Services up to the effective date of termination, and Direct Costs to be incurred after the effective date of termination to the extent that BRC is legally obligated to incur them and is unable to cancel the obligation despite reasonable efforts.

         5.5. Effect of Termination. Despite any other provision of this Agreement (a) the termination of this Agreement shall not affect the accrued rights and obligations of the parties; and (b) Sections 6, 7, 8 and 9 shall survive the termination of this Agreement and continue in full force and effect.

6.       Indemnification and Limitation of Liability.
         --------------------------------------------

         6.1. Indemnification. BRC shall indemnify, defend, and hold harmless each of the other parties and their respective officers, directors, employees and agents (each person or entity, an "Indemnified Person"), from any liability, loss, claim, expense, proceeding, action and/or damage incurred by the Indemnified Person by reason of any act performed or omitted to be performed by BRC, its officers, directors, employees and/or agents and/or any other Relevant Person in connection with the Services and/or the Past Services, including reasonable attorneys' fees and costs and any amounts expended in the settlement of any such claims of liability, loss, or damage and which arises out of or in relation to or by reason of:

         (a) the negligence, recklessness or intentional misconduct of BRC, its officers, directors, employees and/or agents and/or any other Relevant Person in the provisions of the Services and/or the Past Services; or

         (b) any act or omission of BRC, its officers, directors, employees and/or agents and/or any other Relevant Person outside the prescribed or authorized scope of the Services and/or Past Services as defined by the applicable Addendum (whether issued under this Agreement or the Original BRC Services Agreement).

         6.2. Limitation of Liability. IN NO EVENT WILL BRC BE LIABLE TO ANY OTHER PARTY FOR INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS.

7.       Intellectual Property.
         ----------------------

         7.1. Subject to the rights of Third Parties (other than Relevant Persons) in Intellectual Property, TAT (or following the commencement of a winding up of TAT, Geron) shall be vested with all right title and interest in and shall own all Collaboration Inventions generated by BRC and/or its employees and/or any Relevant Person in the course of carrying out the Services and/or which has been generated by such persons in the course of carrying out the Past Services.

         7.2. In the case of Collaboration Inventions made by employees or agents of BRC or any other Relevant Persons (alone or in collaboration with others), BRC shall assign to TAT (or in respect of any assignment made following the commencement of a winding up of TAT, to Geron) all its right, title and interest in such Collaboration Inventions.

         7.3. BRC shall ensure that its employees and agents and all Relevant Persons shall, where necessary in order to vest all right, title and interest in any Collaboration Inventions in TAT (or following the commencement of a winding up of TAT, in Geron), agree to assign to TAT (or following the commencement of a winding up of TAT, to Geron) (or assign to BRC for assignment to TAT or Geron (as the case may be) under
         Section 7.2) their entire interest in any Collaboration Inventions generated by them in the course of carrying out the Services and/or the Past Services.

         7.4. BRC shall use all reasonable endeavours to procure its employees and agents and all Relevant Persons to fully disclose and record all Collaboration Inventions to enable TAT (or following the commencement of a winding up of TAT, Geron) to fully collect, protect, exploit and commercialise the Collaboration Inventions.

         7.5. BRC shall procure that, where necessary, written and irrevocable waivers of any such moral or other non-transferable rights in respect of the Collaboration Inventions have been given by its employees and agents and all Relevant Persons in favour of TAT (or if such waivers are given following the commencement of a winding up of TAT, in favour of Geron).

         7.6. BRC shall do all things reasonably necessary, co-operate in good faith and provide such assistance as may be necessary and do all things as may be required to disclose, protect, maintain, enforce and/or transfer or assign the Collaboration Inventions, and shall procure that its employees and agents and all Relevant Persons shall co-operate in the provision of such assistance including preparing and signing all forms, applications, documents, agreements and deeds to give effect to and complete the transactions, assignments, and licences contemplated by this Section 7.

         7.7. BRC shall, and shall procure that all its officers, directors, employees and agents and each other Relevant Person shall, provide all assistance reasonably required by TAT and/or Geron to contest any claim by any person to any right, title or interest to or in any intellectual property rights intended by the parties to the JV Agreement to be owned by TAT (or following the commencement of a winding up of TAT, by Geron).

         7.8. The provisions of this Section 7 shall survive any termination of this Agreement.

8.       Confidentiality.
         ----------------

         8.1. Confidential Information. "Confidential Information" means all non-public and/or proprietary information owned or possessed by the disclosing party and specifically designated as such and includes any and all Confidential Information disclosed by BRC or TAT to the other of them at any time from the Effective Date. Confidential Information includes, without limitation, any methods, techniques and processes, and technical and scientific data, unpublished findings, biological material, know-how, specifications, patent applications, algorithms, programs, designs, drawings, and formulae, and engineering, manufacturing, marketing, development, sales, research, operations, financial and business plans and data disclosed by a party to the other party hereunder. BRC and TAT shall ensure that written confidential information is marked "confidential" or with a comparable marking and that confidential information not disclosed in writing is reduced to writing and marked as "confidential" or with a comparable marking within thirty (30) days of disclosure, provided that information (other than scientific know-how and scientific techniques) exchanged by BRC and TAT hereunder or otherwise that relates to the business or operations of TAT shall be treated as confidential whether or not so marked.

         8.2. Confidentiality Obligations. Except as expressly set forth in this Agreement, during the term of this Agreement or a period of four
         (4) years from receipt thereof, whichever is longer, each recipient of Confidential Information agrees and undertakes to the other parties that it will use such information only for purposes of performing its obligations and/or exercising its rights under this Agreement, and will not disclose such information except to its employees and consultants and to other Relevant Persons to whom disclosure is required in order for them to participate in the performance of Services. Each of BRC and TAT will ensure that its employees or consultants and any other Relevant Persons who receive access to the other party's Confidential Information are and remain at all times legally obligated to maintain the confidentiality of such Confidential Information, and such party shall be responsible for the compliance of its employees or consultants and, in the case of BRC, all other Relevant Persons. Each party represents to the other that the terms of this Section 8 do not conflict with any of the representing party's obligations to any other person or entity.

         8.3. Exceptions to Confidentiality. The restrictions on use and disclosure of Confidential Information shall not apply to information to the extent any of the following is true:

                  (a) the information is now, or hereafter becomes, through no act or failure to act on the part of the recipient (or any Relevant Person to whom the information is disclosed), generally known or available to the public;

                  (b) the information is known by the recipient or is already in the possession of the recipient before it receives the information from the disclosing party;

                  (c) the information is furnished to the recipient by a third party who did not acquire the information directly or indirectly from the disclosing party under an obligation of confidentiality to the disclosing party or otherwise under circumstances in which such third party did not have the legal right to acquire and furnish to the recipient the information in question;

                  (d) the information is independently developed by the recipient without use or knowledge of the Confidential Information;

                  (e) the information is required by law or by order of any court or governmental authority to be disclosed by the recipient. In the event of such compulsory disclosure, however, the recipient shall use reasonable efforts to give the disclosing party sufficient advance written notice to enable it to seek a protective order or other remedy to protect such Confidential Information. The recipient shall use reasonable efforts to disclose only the minimum Confidential Information required to be disclosed, whether or not a protective order or other remedy is in place;

                  (f) the information is made available by the disclosing party to a third party (not being a shareholder of TAT or any of such shareholder's employees) without similar restrictions; or

                  (g) the information (i) does not relate to the business or operations of TAT or is scientific know-how or scientific techniques and (ii) is not disclosed in writing or reduced to writing and marked as "confidential" or with other comparable marking within thirty (30) days of disclosure.

8.4. Survival. The provisions of this Section 8 shall survive any termination of this Agreement.

9.       Publication.
         ------------

         9.1. Publication. Except as otherwise specified in the applicable Addendum, publication of results, records, or other information arising out of or relating to Services and/or Past Services will be permitted only with the prior written consent of TAT's Board (or TAT's Discovery Research Committee) or following the commencement of a winding up of TAT, of Geron. The party whose consent is required under this Clause
         9.1 (the "Consenting Party") may withhold that consent if it believes that such publication or disclosure may compromise or adversely impact its product development efforts, competitive position, or business. If BRC wishes to make such a publication or disclosure, it will submit a draft manuscript or disclosure for review by the Consenting Party at least forty-five (45) days prior to the date of submission for publication or public disclosure. The Consenting Party will, within thirty (30) days after it has received (or in the case of TAT all members of its Board or the Joint Discovery Research Committee have received) the draft, communicate to BRC in writing its decision to:

         (i) consent to the publication or disclosure as submitted without changes; or

         (ii) consent to the publication or disclosure provided that specified information is deleted, or that publication or disclosure is delayed for a period, not to exceed sixty (60) days, or such longer period as the Consenting Party may notify BRC before the end of such sixty (60) day period as is reasonably necessary to permit the Consenting Party to file any desired patent applications, or both; or

   (iii) withhold consent to the publication or disclosure.

         Any publication arising out of or relating to this Agreement shall recognise intellectual contributions by co-authorship and/or acknowledgement, in accordance with applicable academic norms.

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

         9.2. Survival. The provisions of this Section 9 shall survive any termination of this Agreement.

10.      Miscellaneous.
         --------------

         10.1. Independent Contractor. BRC and TAT agree that, in performing its obligations under this Agreement, BRC shall be an independent contractor, and that neither BRC nor any of its employees or agents or any other Relevant Persons shall be deemed for any purpose to be an employee or agent of TAT and BRC shall not hold itself out as such. Nothing in this Agreement shall be deemed to give BRC or any other person any right or power to bind TAT to any obligation.

         10.2. Governing Law; Dispute Resolution. The validity, construction and enforceability of this Agreement shall be governed by and construed in accordance with the laws of Hong Kong without regard to choice of law provisions. Any dispute arising out of this Agreement shall be resolved as provided in Clause 33.2 of the JV Agreement.

         10.3. Notice. Any notice required to be given by a party to any other party may be made (i) by hand delivery by Federal Express or comparable private courier service to the other party's address given herein or such other address as may from time to time be notified for this purpose or (ii) by facsimile transmission to a facsimile number as is specified for such other party in the JV Agreement or otherwise as is notified in writing by such other party for this purpose. Any properly addressed notice served by hand shall be deemed to have been served on delivery and any notice served by facsimile transmission shall be deemed to have been served when received, as shown by a confirmed transmission report.

         10.4. Severability. If any provision in this Agreement shall be found or be held to be invalid or unenforceable then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any party. In such event, the parties shall use best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly effects the parties' intent in entering into this Agreement.

         10.5. No Waiver. No waiver of any term or condition of this Agreement shall be valid or binding on a party unless the same shall have been set forth in a written document, specifically referring to this Agreement and duly signed by the waiving party. The failure of a party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a party to enforce each and every such provision thereafter.

         10.6. Assignment. This Agreement may not be assigned without the written consent of each of the parties to this Agreement. Any assignment not in conformance with this Section 10.6 shall be null, void and of no legal effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties and their respective permitted successors and assigns.

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

         10.7. Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute only one and the same instrument.

         10.8. Force Majeure. No party shall be liable for any delay in performing any of its obligations under this Agreement to the extent that such delay is directly caused by any occurrence which is beyond the reasonable control of the party so delaying, including, without limitation, delays arising out of acts of God, acts or orders of any government agency or instrumentality thereof, acts of public enemy, riots, embargoes, strikes, casualties or accidents, deliveries of materials, transportation or shortage of cars, trucks, fuel, power, labor or materials, interruption of or delay in transportation, unavailability of, interruption of or delay in telecommunications, or any other causes, circumstances or contingencies within or without the United States of America which are beyond the reasonable control of such party and such party shall be entitled (subject to giving the other party full particulars of the circumstances in question and to using its best endeavours to resume full performance without avoidable delay) to a reasonable extension of time for the performance of such obligations. Notwithstanding the occurrence of any force majeure event, this Agreement shall continue in full force for the remainder of its term and any renewals thereof.

         10.9. Variation. No variation or amendment to this Agreement shall be effective unless in writing signed by authorized representatives of each of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Services Agreement as of the day and year first above written.

TA THERAPEUTICS LIMITED                    BIOTECHNOLOGY RESEARCH
                                           CORPORATION LIMITED
By: /s/ David J. Earp
Name:  David Earp                          By:      /s/ Yuk Shan Wong
Title:  Director                           Name:    Yuk Shan Wong
                                           Title:       Director


GERON CORPORATION

By: /s/ David J. Earp
Name:  David Earp
Title:  SVP Business Development, Chief
Patent Counsel

IN WITNESS whereof this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date appearing at the head hereof.


SIGNED by Yuk Shan Wong             )
for and on behalf of                )
BIOTECHNOLOGY                       )        /s/ Yuk Shan Wong
RESEARCH CORPORATION                )
LIMITED                             )
in the presence of: Tony R. Eastham )

                  /s/ Tony R. Eastham




SIGNED by David Earp                )
for and on behalf of                )        /s/ David J. Earp
GERON CORPORATION                   )
in the presence of: James Griffiths )

         /s/ James Griffiths
         Solicitor, Hong Kong SAR
         Cheng Wong Lam & Partners